SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant                           [X]
                 Filed by a Party other than the Registrant                  [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

         (Name of Registrant as Specified In Its Charter)
         Fidelity Commonwealth Trust

         (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

                   (1) Title of each class of securities to which transaction applies:

                   (2) Aggregate number of securities to which transaction applies:

                   (3)      Per  unit  price  or  other   underlying   value  of
                            transaction computed pursuant to Exchange Act Rule 0-11:

                   (4)      Proposed maximum aggregate value of transaction:

                   (5)      Total Fee Paid:

[ ]       Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)      Amount Previously Paid:

          (2)      Form, Schedule or Registration Statement No.:

          (3)      Filing Party:

          (4)      Date Filed:

                          FIDELITY SMALL CAP STOCK FUND
                           FIDELITY MID-CAP STOCK FUND
                          FIDELITY LARGE CAP STOCK FUND
                           FIDELITY SMALL CAP SELECTOR
                         FIDELITY INTERMEDIATE BOND FUND
                                    FUNDS OF
                           FIDELITY COMMONWEALTH TRUST

                82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
                                 1-800-544-8888

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Small Cap Stock Fund, Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, and Fidelity Intermediate Bond Fund (the funds) will be held at the office of Fidelity Commonwealth Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on September 15, 1999, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

     1.  To elect a Board of Trustees.
     2. To ratify the selection of Deloitte & Touche LLP or PricewaterhouseCoopers LLP as independent accountants of the funds.
     3. To authorize the Trustees to adopt an amended and restated Declaration of Trust.
     4. To approve amended management contracts for Fidelity Large Cap Stock Fund and Fidelity Small Cap Selector.
     5. To approve an amended management contract for Fidelity Intermediate Bond Fund.
     6. To approve amended sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. for Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, and Fidelity Intermediate Bond Fund.
     7. To approve amended sub-advisory agreements with Fidelity Management & Research (Far East) Inc. for Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, and Fidelity Intermediate Bond Fund.
     8. To approve a distribution and service plan pursuant to Rule 12b-1 for Fidelity Small Cap Selector.
     9. To approve an agreement and plan providing for the reorganization of Fidelity Small Cap Selector from a separate series of one Massachusetts business trust to another.
     10. To eliminate a fundamental investment policy of Fidelity Intermediate Bond Fund.

                ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

     11. To amend Fidelity Large Cap Stock Fund's, Fidelity Small Cap Selector's, and Fidelity Intermediate Bond Fund's fundamental investment limitation concerning diversification, to exclude securities of other investment companies from the limitation.

     12. To amend Fidelity Intermediate Bond Fund's fundamental investment limitation concerning the underwriting of securities.

    The Board of Trustees has fixed the close of business on July 19, 1999 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

                                              By order of the Board of Trustees,
                                                       ERIC D. ROITER, Secretary
July 19, 1999

                            YOUR VOTE IS IMPORTANT -
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR EXECUTING PROXY CARD
   The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
   1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
   2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
   3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:


      REGISTRATION                             VALID SIGNATURE
      ------------                             ---------------

     A. 1)  ABC Corp.                          John Smith, Treasurer
        2)  ABC Corp.                          John Smith, Treasurer
            c/o John Smith, Treasurer
     B. 1)  ABC Corp. Profit Sharing Plan      Ann B. Collins, Trustee
        2)  ABC Trust                          Ann B. Collins, Trustee
        3)  Ann B. Collins, Trustee            Ann B. Collins, Trustee
            u/t/d 12/28/78
     C. 1)  Anthony B. Craft, Cust.            Anthony B. Craft
            f/b/o Anthony B. Craft, Jr.
            UGMA

                                 PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF
                          FIDELITY COMMONWEALTH TRUST:
                          FIDELITY SMALL CAP STOCK FUND
                           FIDELITY MID-CAP STOCK FUND
                          FIDELITY LARGE CAP STOCK FUND
                           FIDELITY SMALL CAP SELECTOR
                         FIDELITY INTERMEDIATE BOND FUND
                        TO BE HELD ON SEPTEMBER 15, 1999

   This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Commonwealth Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Small Cap Stock Fund, Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, and Fidelity Intermediate Bond Fund (the funds) and at any adjournments thereof (the Meeting), to be held on September 15, 1999 at 9:00 a.m., at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser. Shareholders of the trust's other fund (Spartan(R) Market Index Fund) will also participate in the Meeting and have been mailed a separate notice and proxy statement relating to proposals to be voted upon by the trust and by the shareholders of that fund.

   The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 19, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $_____ (Fidelity Small Cap Stock Fund), $_____ (Fidelity Mid-Cap Stock Fund), $_____ (Fidelity Large Cap Stock Fund), $_____ (Fidelity Small Cap Selector), and $_____ (Fidelity Intermediate Bond Fund). For Fidelity Small Cap Stock Fund, the expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided the expenses do not exceed the fund's existing expense cap listed on page __. Expenses exceeding Fidelity Small Cap Stock Fund's expense cap will be paid by FMR. For Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, and Fidelity Intermediate Bond Fund, the expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc.
(FIMM), subadviser to Fidelity Intermediate Bond Fund, is 1 Spartan Way, Merrimack, New Hampshire 03054.

   If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

   All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

   The funds may also arrange to have votes recorded by telephone. For Fidelity Small Cap Stock Fund, the expenses in connection with telephone voting will be paid by the fund, provided the expenses do not exceed the fund's existing expense cap listed on page __. Expenses exceeding Fidelity Small Cap Stock Fund's expense cap will be paid by FMR. For Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, and Fidelity Intermediate Bond Fund, the expenses in connection with telephone voting will be borne by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $_____ (Fidelity Small Cap Stock Fund), $_____ (Fidelity Mid-Cap Stock Fund), $_____ (Fidelity Large Cap Stock Fund), $_____ (Fidelity Small Cap Selector), and $_____ (Fidelity Intermediate Bond Fund).

   If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

   Shares of each fund of the trust issued and outstanding as of June 30, 1999 are indicated in the following table:

Fidelity Small Cap Stock Fund
Fidelity Mid-Cap Stock Fund
Fidelity Large Cap Stock Fund
Fidelity Small Cap Selector
Fidelity Intermediate Bond Fund
Spartan Market Index Fund

   [To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on June 30, 1999 was as follows:]

   [FMR has advised the trust that for Proposals __ contained in this Proxy Statement, it will vote its shares at the Meeting [FOR each Proposal.]] To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund on that date.

   Shareholders of record at the close of business on July 19, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

   FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 1999, CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.

   VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT

THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF EACH OF PROPOSALS 4 THROUGH 12 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

        The following table summarizes the proposals applicable to each fund.

Proposal #     Proposal Description                              Applicable Fund(s)
----------     --------------------                              ------------------

         1.    To elect as Trustees the twelve nominees          All
               presented in proposal 1.

         2.    To  ratify  the  selection  of  Deloitte  &       All
               Touche  LLP  or PricewaterhouseCoopers  LLP
               as  independent  accountants  of the funds.

         3.    To  authorize  the  Trustees to adopt an          All
               amended and restatedDeclaration of Trust.

         4.    To approve an amended management  contract        Fidelity Large Cap Stock Fund
               for the fund that would reduce the management     Fidelity Small Cap  Selector
               fee  payable  to FMR by the fund as FMR's
               assets under  management  increase  and
               would modify the performance adjustment
               calculation  to  calculate  the  fund's
               investment performance  and that of its
               comparative  index  to the  nearest 0.01%.

         5.    To approve an amended management contract         Fidelity Intermediate  Bond Fund
               for the fund that would reduce the management
               fee payable to FMR by the fund as FMR's assets
               under management increase.

         6.    To approve an amended sub-advisory agreement      Fidelity Mid-Cap Stock Fund
               with FMR U.K. to allow FMR, FMR U.K., and the     Fidelity Large Cap Stock Fund
               trust, on behalf of the fund, to modify the       Fidelity Small Cap Selector
               agreement subject to the requirements of the      Fidelity Intermediate Bond Fund
               1940 Act.

         7.    To approve an amended sub-advisory agreement      Fidelity  Mid-Cap Stock Fund
               with FMR Far East to allow FMR, FMR Far East,     Fidelity Large Cap Stock  Fund
               and the  trust,  on behalf of the fund, to        Fidelity Small Cap Selector
               modify the agreement  subject to the              Fidelity Intermediate Bond Fund
               requirements of the 1940 Act.

          8.   To approve a distribution and service plan        Fidelity Small Cap Selector
               pursuant to Rule 12b-1 for the fund that
               describes all material aspects of the proposed
               financing for the distribution of shares of
               the fund.

         9.    REORGANIZATION: To approve an agreement and       Fidelity Small Cap Selector
               plan providing for the reorganization of
               the fund from a separate series of one
               Massachusetts business trust to a separate
               series of another Massachusetts business trust.


                              6

Proposal #     Proposal Description                              Applicable Fund(s)
----------     --------------------                              ------------------

        10.    To eliminate a fundamental investment policy      Fidelity Intermediate Bond Fund
               of the fund.

                        ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

        11.    DIVERSIFICATION: To amend the fundamental         Fidelity  Large Cap Stock Fund
               diversification limitation to exclude             Fidelity Small Cap Selector
               "securities of other investment companies"        Fidelity Intermediate Bond Fund
               from issuer diversification limits.

        12.    UNDERWRITING:  To clarify and standardize the     Fidelity Intermediate Bond Fund
               language of the fundamental investment
               limitation concerning the underwriting of
               securities.

1.  TO ELECT A BOARD OF TRUSTEES.

   The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Commonwealth Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

   All nominees named below are currently Trustees of Fidelity Commonwealth Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy, and Robert C. Pozen were selected by the trust's Nominating and Administration Committee (see page _ ) and were appointed to the Board in March 1997, January 1997, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William O. McCoy, and Robert C. Pozen, each of the nominees is currently a Trustee of __ registered investment companies advised by FMR. Mr. Gates is currently a Trustee of __ registered investment companies advised by FMR. Mr. McCoy is currently a Trustee of __ registered investment companies advised by FMR. Mr. Pozen is currently a Trustee of __ registered investment companies advised by FMR.

   In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

      NOMINEE                        PRINCIPAL OCCUPATION **                     YEAR OF
       (AGE)                         --------------------                      ELECTION OR
       -----                                                                   APPOINTMENT
                                                                               -----------

Ralph F. Cox            President of RABAR Enterprises (management                1991
                        consulting-engineering industry, 1994). Prior to
     (67)               February 1994, he was President of Greenhill
                        Petroleum Corporation (petroleum exploration and
                        production). Until March 1990, Mr. Cox was
                        President and Chief Operating Officer of Union
                        Pacific Resources Company (exploration and


                                       7

                        production). He is a Director of USA Waste
                        Services, Inc. (non-hazardous waste, 1993), CH2M
                        Hill Companies (engineering), Rio Grande, Inc.
                        (oil and gas production), and Daniel Industries
                        (petroleum measurement equipment manufacturer).
                        In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis     Prior to her retirement in September 1991, Mrs.           1992
                        Davis was the Senior Vice President of Corporate
     (67)               Affairs of Avon Products, Inc. She is currently
                        a Director of BellSouth Corporation
                        (telecommunications), Eaton Corporation
                        (manufacturing, 1991), and the TJX Companies,
                        Inc. (retail stores), and previously served as a
                        Director of Hallmark Cards, Inc. (1985-1991) and
                        Nabisco Brands, Inc. In addition, she is a
                        member of the President's Advisory Council of
                        The University of Vermont School of Business
                        Administration.

Robert M. Gates         Consultant, author, and lecturer (1993). Mr.              1997
                        Gates was Director of the Central Intelligence
     (55)               Agency (CIA) from 1991-1993. From 1989 to 1991,
                        Mr. Gates served as Assistant to the President
                        of the United States and Deputy National
                        Security Advisor. Mr. Gates is a Director of
                        LucasVarity PLC (automotive components and
                        diesel engines), Charles Stark Draper Laboratory
                        (non-profit), NACCO Industries, Inc. (mining and
                        manufacturing), and TRW Inc. (original equipment
                        and replacement products). Mr. Gates also is a
                        Trustee of the Forum for International Policy
                        and of the Endowment Association of the College
                        of William and Mary. In addition, he is a member
                        of the National Executive Board of the Boy
                        Scouts of America.

*Edward C. Johnson 3d   President, is Chairman, Chief Executive Officer           1974
                        and a Director of FMR Corp.; a Director and
     (69)               Chairman of the Board and of the Executive
                        Committee of FMR; Chairman and a Director of
                        Fidelity Investments Money Management, Inc.
                        (1998), Fidelity Management & Research (U.K.)
                        Inc., and Fidelity Management & Research (Far
                        East) Inc.; and a Director of FDC.

 E. Bradley Jones       Prior to his retirement in 1984, Mr. Jones was            1990
                        Chairman and Chief Executive Officer of LTV
     (71)               Steel Company. He is a Director of TRW Inc.
                        (original equipment and replacement products),
                        Consolidated Rail Corporation, Birmingham Steel
                        Corporation, and RPM, Inc. (manufacturer of
                        chemical products), and he previously served as
                        a Director of NACCO Industries, Inc. (mining and
                        manufacturing, 1985-1995), Hyster-Yale Materials
                        Handling, Inc. (1985-1995), and Cleveland-Cliffs
                        Inc (mining), and as a Trustee of First Union
                        Real Estate Investments. In addition, he serves
                        as a Trustee of the Cleveland Clinic Foundation,
                        where he has also been a member of the Executive
                        Committee as well as Chairman of the Board and
                        President, a Trustee and member of the Executive


                                       8

                        Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

Donald J. Kirk           Executive-in-Residence (1995) at Columbia                1987
                         University Graduate School of Business and a
     (66)                financial consultant. From 1987 to January
                         1995, Mr. Kirk was a Professor at Columbia
                         University Graduate School of Business. Prior
                         to 1987, he was Chairman of the Financial
                         Accounting Standards Board. Mr. Kirk
                         previously served as a Director of General Re
                         Corporation (reinsurance, 1987-1998) and
                         Valuation Research Corp. (appraisals and
                         valuations, 1993-1995). He serves as Chairman
                         of the Board of Directors of National Arts
                         Stabilization Inc., Chairman of the Board of
                         Trustees of the Greenwich Hospital
                         Association, Director of the Yale-New Haven
                         Health Services Corp. (1998), a Member of the
                         Public Oversight Board of the American
                         Institute of Certified Public Accountants' SEC
                         Practice Section (1995), and as a Public
                         Governor of the National Association of
                         Securities Dealers, Inc. (1996).

*Peter S. Lynch         Vice Chairman and Director of FMR. Prior to May           1990
                        31, 1990, he was a Director of FMR and Executive
     (56)               Vice President of FMR (a position he held until
                        March 31, 1991); Vice President of Fidelity
                        Magellan Fund and FMR Growth Group Leader; and
                        Managing Director of FMR Corp. Mr. Lynch was
                        also Vice President of Fidelity Investments
                        Corporate Services (1991-1992). In addition, he
                        serves as a Trustee of Boston College,
                        Massachusetts Eye & Ear Infirmary, Historic
                        Deerfield (1989) and Society for the
                        Preservation of New England Antiquities, and as
                        an Overseer of the Museum of Fine Arts of Boston.

William O. McCoy        Vice President of Finance for the University of           1997
                        North Carolina (16-school system, 1995). Prior
     (65)               to his retirement in December 1994, Mr. McCoy
                        was Vice Chairman of the Board of BellSouth
                        Corporation (telecommunications, 1984) and
                        President of BellSouth Enterprises (1986). He is
                        currently a Director of Liberty Corporation
                        (holding company, 1984), Weeks Corporation of
                        Atlanta (real estate, 1994), Carolina Power and
                        Light Company (electric utility, 1996) and the
                        Kenan Transport Co. (1996). Previously, he was a
                        Director of First American Corporation (bank
                        holding company, 1979-1996). In addition, Mr.
                        McCoy serves as a member of the Board of
                        Visitors for the University of North Carolina at
                        Chapel Hill (1994) and for the Kenan-Flager
                        Business School (University of North Carolina at
                        Chapel Hill, 1988).

Gerald C. McDonough      Chairman of G.M. Management Group (strategic             1989
                         advisory services). Mr. McDonough is a
     (71)                Director of York International Corp. (air
                         conditioning and refrigeration), Commercial
                         Intertech Corp. (hydraulic systems, building
                         systems, and metal products, 1992), CUNO, Inc.
                         (liquid and gas filtration products, 1996),


                                       9

                         and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr.
                         McDonough served as a Director of
                         ACME-Cleveland Corp. (metal working,
                         telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

Marvin L. Mann          Chairman of the Board of Lexmark International,           1993
                        Inc. (office machines, 1991). Prior to 1991, he
     (66)               held the positions of Vice President of
                        International Business Machines Corporation
                        ("IBM") and President and General Manager of
                        various IBM divisions and subsidiaries. Mr. Mann
                        is a Director of M.A. Hanna Company (chemicals,
                        1993) and Imation Corp. (imaging and information
                        storage, 1997).

*Robert C. Pozen        Senior Vice President, is also President and a            1997
                        Director of FMR (1997); and President and a
     (53)               Director of Fidelity Investments Money
                        Management, Inc. (1998), Fidelity Management &
                        Research (U.K.) Inc. (1997), and Fidelity
                        Management & Research (Far East) Inc. (1997).
                        Previously, Mr. Pozen served as General Counsel,
                        Managing Director, and Senior Vice President of
                        FMR Corp.

Thomas R. Williams      President of The Wales Group, Inc. (management            1989
                        and financial advisory services). Prior to
     (71)               retiring in 1987, Mr. Williams served as
                        Chairman of the Board of First Wachovia
                        Corporation (bank holding company), and Chairman
                        and Chief Executive Officer of The First
                        National Bank of Atlanta and First Atlanta
                        Corporation (bank holding company). He is
                        currently a Director of ConAgra, Inc.
                        (agricultural products), Georgia Power Company
                        (electric utility), National Life Insurance
                        Company of Vermont, American Software, Inc., and
                        AppleSouth, Inc. (restaurants, 1992).


** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
   [As of June 30, 1999, the nominees, Trustees and officers of the Trust and the funds owned, in the aggregate, less than 1% of the funds' outstanding shares.]
   If elected,  the Trustees will hold office  without limit in time except that
(a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
   The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended April 30, 1999. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
   The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended April 30, 1999, the committee held 6 meetings.
   The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, Mann and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended April 30, 1999, the committee held 1 meeting. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended April 30, 1999, or calendar year ended December 31, 1998, as applicable.

                               COMPENSATION TABLE

      AGGREGATE          Edward       Ralph F.         Phyllis        Robert       J. Gary       E.              Donald
 COMPENSATION FROM A       C.           Cox            Burke            M.         Burkhead**    Bradley           J.
         FUND            Johnson        ---            Davis          Gates        --------      Jones           Kirk
                          3d**                         -----          -----                      -----           ----

 Fidelity Small Cap      $0           $191             $188           $192         $0            $190            $193
 Stock Fund B
 Fidelity Mid-Cap        $0           $573             $562           $574         $0            $569            $578
 Stock Fund B
 Fidelity Large Cap      $0           $81              $80            $81          $0            $81             $82
 Stock Fund  B
 Fidelity Small Cap      $0           $245             $241           $246         $0            $244            $248
 Selector B
 Fidelity                $0           $1,114           $1,091         $1,113       $0            $1,105          $1,122
 Intermediate Bond
 Fund B, C, D
 TOTAL COMPENSATION      $0           $223,500         $220,500       $223,500     $0            $222,000        $226,500
 FROM THE FUND
 COMPLEX*, A

    AGGREGATE COMPENSATION FROM       Peter            William        Gerald C.    Marvin L.     Robert          Thomas R.
             A FUND                   S. Lynch         O. McCoy       McDonough    Mann          C.              Williams
                                         -----            -----       ---------    ----          Pozen**         --------
                                        **                                                       -----

 Fidelity Small Cap Stock Fund B      $0               $192           $235         $192          $0              $192
 Fidelity Mid-Cap Stock Fund B        $0               $574           $702         $574          $0              $574
 Fidelity Large Cap Stock Fund        $0               $81            $100         $81           $0              $81
 B
 Fidelity Small Cap Selector B        $0               $246           $301         $246          $0              $246


                                       11

 Fidelity Intermediate Bond           $0               $1,113         $1,361       $1,113        $0              $1,113
 Fund B, C, D
 TOTAL COMPENSATION FROM THE          $0               $223,500       $273,500     $220,500      $0              $223,500
 FUND COMPLEX*, A


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; William O. McCoy, $55,039; Marvin L. Mann, $55,039; and Thomas R. Williams, $63,433.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $500; Phyllis Burke Davis, $500; Robert M. Gates, $500; E. Bradley Jones, $500; Donald J. Kirk, $500; William O. McCoy, $500; Gerald C. McDonough, $584; Marvin L. Mann, $500; and Thomas R. Williams, $500.

D For the fiscal year ended April 30, 1999, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $423; William O.
   McCoy, $423; Marvin L. Mann, $290; Thomas R. Williams, $423.

   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.


2. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP OR PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.
   By a vote of the non-interested Trustees, the firms of Deloitte & Touche LLP (Fidelity Small Cap Stock Fund, Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, and Fidelity Intermediate Bond Fund) and PricewaterhouseCoopers LLP (Fidelity Mid-Cap Stock Fund) have been selected as independent accountants for the funds to sign or certify any financial statements of the funds required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Each of Deloitte & Touche LLP and
PricewaterhouseCoopers LLP has advised the funds that it has no direct or material indirect ownership interest in the funds.

   For each fund's fiscal years ended April 30, 1997 (except Fidelity Small Cap Stock Fund, which commenced operations on March 12, 1998) and April 30, 1998, the firm of Coopers & Lybrand L.L.P. acted as the fund's independent accountants. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP. Effective February 18, 1999, the non-interested Trustees selected the firm of Deloitte & Touche LLP as the independent accountants for Fidelity Small Cap Stock Fund, Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, and Fidelity Intermediate Bond Fund beginning with each fund's fiscal year ended April 30, 1999, upon the recommendation of the funds' Audit Committee.
   The independent accountants' audit reports for the fiscal years ended April 30, 1997, 1998 and [1999] did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the funds and the independent accountants on accounting principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of the independent accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.
   The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the funds' accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Deloitte & Touche LLP and PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.
   The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.
   The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.
   Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.
   Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On May 20, 1999, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.
   The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

   IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.
   SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.
   REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.
   Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.
   Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.
   As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.
   The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.
   FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.
   OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.
   In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

   1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments. A corresponding change is also proposed for certain of the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract Amendment Provisions" on pages __ and __.
   2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.
   3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.
   4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.
   5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.
   6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.
   7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.
   CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

4. TO APPROVE AMENDED MANAGEMENT CONTRACTS FOR FIDELITY LARGE CAP STOCK FUND AND FIDELITY SMALL CAP SELECTOR.
   The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). Each fund's Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs. In addition, each fund's Amended Contract allows FMR and the Trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. Each fund's existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page __ for more details. (For information on FMR, see the section entitled "Activities and Management of FMR," on page __.)
   CURRENT MANAGEMENT FEE. Each fund's management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. Each fund's fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of a fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30% for Fidelity Large Cap Stock Fund and 0.35% for Fidelity Small Cap Selector. The Basic Fee rate for Fidelity Large Cap Stock Fund's fiscal year ended April 30, 1999 (not including the fee amendments discussed below) was 0.5923%. The Basic Fee rate for Fidelity Small Cap Selector's fiscal year ended April 30, 1999 (not including the fee amendments discussed below) was 0.6434%.
   Each fund's Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If Fidelity Large Cap Stock Fund outperforms the Standard & Poor's 500(R) Index (its Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms its Index, its management fee is reduced by a negative Performance Adjustment. Likewise, if Fidelity Small Cap Selector outperforms the Russell 2000(R) Index (its Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms its Index, its management fee is reduced by a negative Performance Adjustment. Each fund's Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. Each fund's Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms its Index by more than ten percentage points. The performance of each fund and the performance of its Index are rounded to the nearest whole percentage point for purposes of the calculation.
   PROPOSED MANAGEMENT FEE AMENDMENTS. Each fund's Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $426 billion, (2) modify the Performance Adjustment calculation to round the performance of the fund and its Index to the nearest 0.01%, rather than the nearest 1.00%, and (3) allow FMR and the Trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. Each fund's existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page __ for more details.
   IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management (approximately $748 billion as of April 1999), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and each fund has paid lower management fees as a result. For Fidelity Large Cap Stock Fund's fiscal year ended April 30, 1999, the management fee using the proposed Group Fee reductions (including the Performance Adjustment) was 0.5353% of the fund's average net assets. The Group Fee reductions lowered Fidelity Large Cap Stock Fund's management fee rate by 0.0058% compared to the rate FMR was entitled to receive under the Present Contract (0.5411%). For Fidelity Small Cap Selector's fiscal year ended April 30, 1999, the management fee using the proposed Group Fee reductions (including the Performance Adjustment) was 0.5286% of the fund's average net assets. The Group Fee reductions lowered Fidelity Small Cap Selector's management fee rate by 0.0053% compared to the rate FMR was entitled to receive under the Present Contract (0.5339%).
   IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would have increased Fidelity Large Cap Stock Fund's management fee rate for the fiscal year ended April 30, 1999 by 0.0004% of the fund's average net assets for the year. The more precise rounding method for the Performance Adjustment would have decreased Fidelity Small Cap Selector's management fee rate for the fiscal year ended April 30, 1999 by 0.0013% of the fund's average net assets for the year.
   COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended April 30, 1999, the Group Fee reductions and the changes to the Performance Adjustment would have resulted in a 0.0054% reduction in Fidelity Large Cap Stock Fund's total management fee. In the fiscal year ended April 30, 1999, the Group Fee reductions and the changes to the Performance Adjustment would have resulted in a 0.0066% reduction in Fidelity Small Cap Selector's total management fee. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under each fund's Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
   Copies of the forms of Amended Contracts, marked to indicate the proposed amendments, are supplied as Exhibit 2 on page __ (for Fidelity Large Cap Stock
Fund) and Exhibit 3 on page __ (for Fidelity Small Cap Selector). Except for the modifications discussed above, each fund's Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts," on page __.) If approved by a fund's shareholders, the fund's Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 2000, and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If a fund's Amended Contract is not approved, the fund's Present Contract will continue in effect through July 31, 2000, and thereafter only as long as its continuance is approved at least annually as described above.
   MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. Each fund's Amended Contract would not change the Group Fee rate if group assets are $426 billion or less. Above $426 billion in group assets, each fund's Group Fee rate declines under both the Present and the Amended Contracts, but under the Amended Contract, it declines faster.
   Each fund's Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. Each fund's Amended Contract would add four new, lower breakpoints applicable when group assets are above $426 billion, as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page __.)


                    GROUP FEE RATE BREAKPOINTS


  AVERAGE GROUP       PRESENT      AVERAGE GROUP       AMENDED
     ASSETS          CONTRACT          ASSETS         CONTRACT
  ($ BILLIONS)                      ($ BILLIONS)
    Over 390          .2700%          390-426          .2700%
                                      426-462          .2650%
                                      462-498          .2600%
                                      498-534          .2550%
                                      Over 534         .2500%

   The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page __.)


                    EFFECTIVE GROUP FEE RATES


      GROUP NET               PRESENT               AMENDED
        ASSETS               CONTRACT              CONTRACT
     ($ BILLIONS)
         150                  .3371%                .3371%
         200                  .3284%                .3284%
         250                  .3219%                .3219%
         300                  .3163%                .3163%
         350                  .3113%                .3113%
         400                  .3067%                .3067%

         450                  .3026%                .3024%
         500                  .2994%                .2982%
         550                  .2987%                .2942%

   FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $390 billion in 1996. Although the new fee breakpoints have not been added to a fund's management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for April 1999 were approximately $748 billion.
   MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD. Each fund's annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms its Index over a 36-month performance period. Under each fund's Present Contract, the investment performance of both the fund and its Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%). Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under each fund's Amended Contract, the investment performance of both the fund and its Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately each fund's management fee.
   During the fiscal year ended April 30, 1999, using the more precise rounding methodology, the aggregate impact was a 0.0004% increase in Fidelity Large Cap Stock Fund's management fee. During the fiscal year ended April 30, 1999, using the more precise rounding methodology, the aggregate impact was a 0.0013% decrease in Fidelity Small Cap Selector's management fee.
   COMPARISON OF MANAGEMENT FEES. The following tables compare each fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for the fiscal year ended April 30, 1999, to the management fee each fund would have incurred if the Amended Contract had been in effect. Each fund's management fees are expressed in dollars and as percentages of the fund's average net assets for the year.

FIDELITY LARGE CAP STOCK FUND


                                  Present Contract      Amended Contract        Difference
                                  ----------------      ----------------        ----------
                                   $          %          $          %         $          %
Basic Fee                      1,695,037  .5923      1,678,444  .5865     (16,593)   (.0058)
Performance Adjustment         (146,444)  (.0512)    (145,349)  (.0508)   1,095      .0004
                               ---------- --------   -------------------  --------   -----
Total Management Fee           1,548,593  .5411      1,533,095  .5357     15,498     (.0054)

FIDELITY SMALL CAP SELECTOR

                                  Present Contract      Amended Contract        Difference
                                  ----------------      ----------------        ----------
                                   $          %          $          %         $          %
Basic Fee                      4,528,526  .6434      4,491,377  .6381     (37,149)   (.0053)
Performance Adjustment         (770,621)  (.1095)    (779,916)  (.1108)   (9,295)    (.0013)
                               ---------  ------     --------   -------   ------     -------
Total Management Fee           3,757,905  .5339      3,711,461  .5273     (46,444)   (.0066)

   The following tables provide data concerning each fund's management fees and expenses as a percentage of its average net assets for the fiscal year ended April 30, 1999 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.
   The following figures for each fund are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of the fund's average net assets.

                             COMPARATIVE FEE TABLES
Annual Fund Operating Expenses (as a percentage of average net assets)

FIDELITY LARGE CAP STOCK FUND
                                  PRESENT CONTRACT      AMENDED
                                  ----------------       CONTRACT
                                                         --------
Management Fee                        .5411%            .5357%
12b-1 Fee                             none               none
Other Expenses                        .3900%            .3900%
Total Fund Operating Expenses         .9311%            .9257%


FIDELITY SMALL CAP SELECTOR
                                  PRESENT CONTRACT      AMENDED
                                  ----------------       CONTRACT
                                                        --------
Management Fee                        .5339%            .5273%
12b-1 Fee                              none              none
Other Expenses                        .3564%            .3564%
Total Fund Operating Expenses         .8903%            .8837%

   A portion of the brokerage commissions that each fund pays is used to reduce that fund's expenses. Each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.9061% under the Present Contract and 0.9007% under the Amended Contract for Fidelity Large Cap Stock Fund, and 0.8536% under the Present Contract and 0.8470% under the Amended Contract for Fidelity Small Cap Selector.
   EXAMPLE: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

FIDELITY LARGE CAP STOCK FUND
                               1 YEAR   3 YEARS  5 YEARS  10 YEARS
                               ------   -------  -------  --------
Present Contract                  $95      $296     $515   $1,143
Amended Contract                  $95      $296     $515   $1,143

FIDELITY SMALL CAP SELECTOR
                               1 YEAR   3 YEARS  5 YEARS  10 YEARS
                               ------   -------  -------  --------
Present Contract                  $91      $284     $493   $1,096
Amended Contract                  $90      $281     $489   $1,087

   The purpose of this example and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the funds. The example above should not be considered a representation of past or future expenses of the funds. Actual expenses may vary from year to year and may be higher or lower than those shown above.
   MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. Each fund's Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the

Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, each fund's Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to each fund's Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to each fund's Management Contract would require the approval of the fund's Board of Trustees.
   MATTERS CONSIDERED BY THE BOARD. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
   The proposal to present the Amended Contracts to shareholders was approved by the Board of Trustees of each fund, including all of the Independent Trustees, on May 20, 1999. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from November to December 1995, and the modifications to the Performance Adjustment calculation during the period from June to July 1995. The Board of Trustees received materials relating to the Amended Contracts in advance of the meeting at which the Amended Contracts were considered, and had the opportunity to ask questions and request further information in connection with such consideration.
   INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings, the Trustees received materials specifically relating to the Amended Contracts. These materials included: (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services,
(5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.
   In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and
(j) the information furnished to investors, including each fund's shareholders. In considering the Amended Contracts, the Board of Trustees and the
Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contracts include the following:

   BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to each fund's Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
   INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
   FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of each fund's portfolio manager, and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things, they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
   NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, under both the Present Contracts and the Amended Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the
Independent  Trustees  have  also  considered  the  nature  and  extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
   EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
   PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
   ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity  funds,  whether the Fidelity  funds  (including  the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
   OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.
   CONCLUSION. In considering the Amended Contracts, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, and the proposed modification to the Present Contract's amendment provisions, are in the best interest of each fund's shareholders The Board of Trustees, including the Independent Trustees, voted to approve the submission of each fund's Amended Contract to shareholders of the fund and recommends that shareholders of each fund vote FOR its Amended Contract.

5. TO APPROVE AN AMENDED  MANAGEMENT  CONTRACT  FOR FIDELITY  INTERMEDIATE  BOND
FUND.
    The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the Trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page ___ for more details. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT CONTRACT. (For information on FMR, see the section entitled "Activities and Management of FMR" on page ___.)
    PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the form of Amended Contract, marked to indicate the proposed amendments, is supplied as
Exhibit 4 on page ___. Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page ___.) If approved by shareholders, the Amended Contract will take effect on October 1, 1999 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 2000 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 2000, and thereafter only as long as its continuance is approved at least annually as above.
    The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $408 billion.
    MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $408 billion or less. Above $408 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contract, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1996.
    The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds four new fee breakpoints for assets under FMR's management above $408 billion, as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page ___.)

                                   GROUP FEE RATE BREAKPOINTS
        AVERAGE                                          AVERAGE
      GROUP ASSETS               PRESENT               GROUP ASSETS              AMENDED
      ($ BILLIONS)               CONTRACT              ($ BILLIONS)              CONTRACT
      ------------               --------              ------------              --------

        Over 372                   .1200%               372 - 408                  .1200%
                                                        408 - 444                  .1175%
                                                        444 - 480                  .1150%
                                                        480 - 516                  .1125%
                                                         Over 516                  .1100%

        The result at various levels of group net assets is illustrated by the table below.

                            EFFECTIVE GROUP FEE RATES
           GROUP NET
             ASSETS               PRESENT CONTRACT*                      AMENDED CONTRACT
          ($BILLIONS)             ------------------                     ----------------
          -----------
              150                             .1736%                          .1736%
              200                             .1652%                          .1652%
              250                             .1587%                          .1587%
              300                             .1536%                          .1536%
              350                             .1494%                          .1494%
              400                             .1459%                          .1459%
              450                             .1430%                          .1427%
              500                             .1407%                          .1399%
              550                             .1388%                          .1372%

*Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.

   Average assets under FMR's management for the month ended April 30, 1999 were approximately $748 billion.

   COMPARISON OF MANAGEMENT FEES. For the month ended April 30, 1999, average assets under management by FMR were approximately $748 billion. The fund's management fee rate under the Amended Contract for the month ended April 30, 1999, would have been 0.4300%, compared to 0.4338% under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $408 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.
    The following chart compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended April 30, 1999, to the management fee the fund would have incurred if the Amended Contract had been in effect.

        Present Contract                 Amended Contract
           Management                       Management                      Percentage
              Fee*                             Fee                          Difference
              ---                              ---                          ----------

          $14,543,000                      $14,446,000                       (.0067%)

*Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.

    MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.
MATTERS CONSIDERED BY THE BOARD
    The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
    The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on May 20, 1999. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two-month period from November to December 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
    INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares,
(3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.
    In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds,
(d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

    In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
    BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
    INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
    FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed-income group. Among other things, they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
    NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the
Independent  Trustees  have  also  considered  the  nature  and  extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
    EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
    PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
    ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity  funds,  whether the Fidelity  funds  (including  the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
    OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
    CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present
Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

6. TO APPROVE AMENDED SUB-ADVISORY AGREEMENTS WITH FMR U.K. FOR FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, FIDELITY SMALL CAP SELECTOR, AND FIDELITY INTERMEDIATE BOND FUND.
   The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement between FMR and FMR U.K. with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FMR U.K.'S FEES UNDER EACH FUND'S AMENDED AGREEMENT. EACH FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.
   PRESENT AGREEMENTS. Under each fund's Present Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under each fund's Present Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K. a fee equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.
   Furthermore, under each fund's Present Agreement, FMR may grant FMR U.K. investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR U.K. investment management authority under each fund's Present Agreement, FMR, NOT THE FUND, pays FMR U.K. a fee equal to 50% of FMR's monthly management fee (including any performance adjustment for Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector) with respect to the fund's average net assets managed by FMR U.K. on a discretionary basis.
   Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.
   PROPOSED AMENDMENTS TO THE PRESENT AGREEMENTS. Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.
   On May 20, 1999, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.
   A corresponding modification is also proposed to the amendment provisions in Fidelity Large Cap Stock Fund's, Fidelity Small Cap Selector's, and Fidelity Intermediate Bond Fund's present management contracts. (Fidelity Mid-Cap Stock Fund's present management contract contains the modified amendment provision.) See "Modification of Management Contract Amendment Provisions" on pages __ and
__.
   A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibit 5 on page _. Except for the modifications discussed above, Fidelity Mid-Cap Stock Fund's, Fidelity Large Cap Stock Fund's, and Fidelity Intermediate Bond Fund's Amended Agreements are substantially identical to their Present Agreements. Except for the modifications discussed above (and certain other minor modifications to make the fund's Amended Agreement conform to the "standard" sub-advisory agreement with FMR U.K. for the Fidelity funds), Fidelity Small Cap Selector's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page _.) If approved by shareholders, each fund's Amended Agreement will take effect on October 1, 1999 (or the first day of the first month following approval) and will remain in effect through July 31, 2000 (in the case of Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector) or June 30, 2000 (in the case of Fidelity Intermediate Bond Fund) and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2000 (in the case of Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector) or June 30, 2000 (in the case of Fidelity Intermediate Bond Fund) and thereafter only as long as its continuance is approved at least annually as above.
   FMR would continue to pay all of FMR U.K.'s fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR U.K. for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND A FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.
   FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
   FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page __.

   CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, FMR will continue to manage that fund under its present management contract and the Present Agreement with FMR U.K. will remain in effect.

7. TO APPROVE AMENDED SUB-ADVISORY AGREEMENTS WITH FMR FAR EAST FOR FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, FIDELITY SMALL CAP SELECTOR, AND FIDELITY INTERMEDIATE BOND FUND.
   The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement between FMR and FMR Far East with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FMR FAR EAST'S FEES UNDER EACH FUND'S AMENDED AGREEMENT. EACH FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.
   PRESENT AGREEMENTS. Under each fund's Present Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under each fund's Present Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East a fee equal to 105% of FMR Far East's costs incurred in connection with providing investment advice and research services.
   Furthermore, under each fund's Present Agreement, FMR may grant FMR Far East investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR Far East investment management authority under each fund's Present Agreement, FMR, NOT THE FUND, pays FMR Far East a fee equal to 50% of FMR's monthly management fee (including any performance adjustment for Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector) with respect to the fund's average net assets managed by FMR Far East on a discretionary basis.
   Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.
   PROPOSED AMENDMENTS TO THE PRESENT AGREEMENTS. Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.
   On May 20, 1999, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.
   A corresponding modification is also proposed to the amendment provisions in Fidelity Large Cap Stock Fund's, Fidelity Small Cap Selector's, and Fidelity Intermediate Bond Fund's present management contracts. (Fidelity Mid-Cap Stock

Fund's present management contract contains the modified amendment provision.) See "Modification of Management Contract Amendment Provisions" on pages __ and
__.
   A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibit 6 on page _. Except for the modifications discussed above, Fidelity Mid-Cap Stock Fund's, Fidelity Large Cap Stock Fund's, and Fidelity Intermediate Bond Fund's Amended Agreements are substantially identical to their Present Agreements. Except for the modifications discussed above (and certain other minor modifications to make the fund's Amended Agreement conform to the "standard" sub-advisory agreement with FMR Far East for the Fidelity funds), Fidelity Small Cap Selector's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page _.) If approved by shareholders, each fund's Amended Agreement will take effect on October 1, 1999 (or the first day of the first month following approval) and will remain in effect through July 31, 2000 (in the case of Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector) or June 30, 2000 (in the case of Fidelity Intermediate Bond Fund) and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2000 (in the case of Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector) or June 30, 2000 (in the case of Fidelity Intermediate Bond Fund) and thereafter only as long as its continuance is approved at least annually as above.
   FMR would continue to pay all of FMR Far East's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR Far East for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND A FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.
   FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
   FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S.
investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page __.
   CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, FMR will continue to manage that fund under its present management contract and the Present Agreement with FMR Far East will remain in effect.

   8. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY SMALL CAP SELECTOR.
   The Board of Trustees has approved, and recommends that shareholders of Fidelity Small Cap Selector approve, a Distribution and Service Plan (the Plan) for the fund. A copy of the form of Plan is attached to this Proxy Statement as
Exhibit 7.
   THE PLAN. The Plan was approved by the Board as provided for by Rule 12b-1 (the Rule) promulgated by the Securities and Exchange Commission (SEC) under the 1940 Act. The Rule provides that, an investment company (e.g., a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan
"describing all material aspects of the proposed financing of distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."
   The Plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares" and from the term "indirectly" as used in the Rule. The SEC has neither approved nor disapproved the Plan.
   The Plan contemplates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or Fidelity Distributors Corporation (FDC), a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by the fund to FMR. The Plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties who engage in the sale of fund shares or who render shareholder services. The Plan provides that, to the extent that the fund's payment of management fees to FMR might be considered to constitute the "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized. THE PLAN DOES NOT AUTHORIZE PAYMENTS BY THE FUND OTHER THAN THOSE THAT ARE TO BE MADE TO FMR UNDER ITS MANAGEMENT CONTRACT.
   The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
   Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.
   The Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund or to increase materially the amount spent by the fund for distribution without the approval of a majority of the outstanding shares of the fund and the Trustees. All material amendments to the Plan must be approved by a majority of the non-interested Trustees. The Plan, and any agreements related to the Plan, may be terminated at any time by a vote of the majority of the non-interested Trustees or by a vote of the majority of the outstanding shares of the fund. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund, and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.

   TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that the fees paid by the fund to FMR under the Management Contract are fair and reasonable, that the services provided thereunder are necessary and appropriate for the fund and its shareholders, and that the fund does not indirectly finance the distribution of its shares in contravention of the Rule. Nonetheless, the Trustees concluded that adoption of the Plan would avoid legal uncertainties which might arise as a result of what they and FMR believe to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the adoption of the Plan is advisable to minimize such legal uncertainties and to provide other benefits to the fund and its shareholders.
   The Trustees noted that the fund's Plan does not involve any direct payment by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund, and that any amendment of the fund's Management Contract with FMR to increase the amount paid by the fund thereunder would require approval of both the Trustees and the fund's shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of a Plan appropriate; the way in which a Plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by the Plan; the merits of possible alternatives to the Plan; the interrelationship between the Plan and the activities of FMR in financing the distribution of the fund's shares; the possible benefits of the Plan to FMR and its affiliates relative to those expected to accrue to the fund; and consequently the effects of the Plan on existing shareholders.
   The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of the fund's Management Contract with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of the fund's shares. In addition, the Board of Trustees considered alternatives to the Plan, including direct payments by the fund to FDC and/or third parties and the implementation of a sales load. The Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under the Plan, additional sales of the fund's shares may result. The Trustees believe that this flexibility has the potential to benefit the fund by reducing the possibility that the fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.
   The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this ability to be an important benefit to the fund and its shareholders.
   CONCLUSION. For the reasons stated above, the members of the Board of Trustees unanimously concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR approval of the Plan. With respect to the fund, if the Plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under the Plan.

9. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF FIDELITY SMALL CAP SELECTOR FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER.
   The Board of Trustees has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as
Exhibit 8. The Plan of Reorganization provides for the reorganization of Fidelity Small Cap Selector (the Fund) from a separate series of Fidelity Commonwealth Trust (the Trust), a Massachusetts business trust, to a newly-established, separate series of Fidelity Capital Trust (Capital Trust), also a Massachusetts business trust (the Reorganization).
   The  investment  objective,  policies,  and  limitations of the Fund will not change, except as approved by shareholders and as described in this proxy statement. A separate series of Capital Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement).
   Both the Trust and Capital Trust are Massachusetts business trusts and currently have substantially similar Declarations of Trust. The Trust is currently seeking, and Capital Trust is currently expected to seek, shareholder authorization to amend and restate its current Declaration of Trust. The Trust is currently seeking to adopt, and Capital Trust is currently expected to seek to adopt, the form of New Declaration of Trust that is described in Proposal 3 in this proxy statement. If neither trust adopts the New Declaration of Trust, the rights of the Fund's shareholders under state law and the Fund's governing documents would be unaffected by the Reorganization. If both trusts adopt the New Declaration of Trust, the rights of the Fund's shareholders under state law and the Fund's governing documents would, likewise, be unaffected by the Reorganization. If only one trust adopts the New Declaration of Trust, the Trustees of the adopting trust would enjoy greater flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. See Proposal 3 for more information on the changes effected by the New Declaration of Trust.
   The Reorganization will not affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds.
   In connection with the Reorganization, the Fund's fiscal year end will change from April to October. The Trustees may change the fiscal year end of the Fund at their discretion in the future.
   FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract substantively identical to the contract in effect between FMR and the Fund immediately prior to the Closing Date (including as it may be modified pursuant to a vote of shareholders of the Fund as proposed in this proxy statement) (the New Management Contract); similarly, Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), the Fund's sub-advisers, will have primary responsibility for providing investment advice and research services outside the United States or investment management authority under sub-advisory agreements substantively identical to the agreements in effect between FMR and FMR U.K. or FMR Far East immediately prior to the Closing Date (including as each may be modified pursuant to a vote of shareholders of the Fund as proposed in this proxy statement) (the New Sub-Advisory Agreements).
   The Fund's distribution agent, Fidelity Distributors Corporation (FDC), will distribute shares of the Series under a General Distribution Agreement substantively identical to the contract in effect between FDC and the Fund immediately prior to the Closing Date.
   REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of the Trust, which has six series of shares or funds. The Board of Trustees unanimously recommends reorganization of the Fund to a separate series of Capital Trust (i.e., into the Series), which will succeed to the business of the Fund. Moving the Fund from the Trust to Capital Trust will consolidate and streamline the production and mailing of certain [financial reports and] legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
   The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of the Trust, including all of the Trustees who are not interested persons of FMR, on May 20, 1999. The Board of Trustees recommends that Fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the reorganization of the Fund to a separate series of Capital Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page __); and authorization of the Trust, as sole shareholder of the Series, to approve
(i) the New Management Contract, and (ii) the New Sub-Advisory Agreements. Such a vote also encompasses authorization of the Trust, as sole shareholder of the Series, to approve (iii) a Distribution and Service Plan for the Series under Rule 12b-1, as described below (the New Plan). If the Fund's shareholders approve the Distribution and Service Plan under Rule 12b-1 as proposed in Proposal 8 in this proxy statement (the Proposed Plan), then the Trust, as sole shareholder of the Series, will approve a Distribution and Service Plan for the Series substantively identical to the Plan in effect with respect to the Fund immediately prior to the Closing Date. If the Fund's shareholders do not approve the Proposed Plan and, therefore, no Plan is in effect with respect to the Fund immediately prior to the Closing Date, then the Trust, as sole shareholder of the Series, will approve a Distribution and Service Plan for the Series substantively identical to the Proposed Plan. If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of the Trust.
   SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself.
   On the Closing Date (defined below) of the Reorganization, the Fund will transfer all of its assets to the Series, a series of shares of Capital Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest in the Series (Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Series Share for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in exchange for such Fund Shares. Immediately after this distribution of the Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
   The Plan of Reorganization authorizes the Trust as the then sole initial shareholder of the Series to approve (i) the New Management Contract, (ii) the New Sub-Advisory Agreements, and (iii) the New Plan.
   Capital Trust's Board of Trustees will hold office without time limits, except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of Capital Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
   The New Management Contract, the New Sub-Advisory Agreements, and the New Plan will take effect on the Closing Date. The New Management Contract and the New Sub-Advisory Agreements will continue in force until July 31, 2000. The New Plan will continue in force until April 30, 2000. The New Management Contract and the New Sub-Advisory Agreements will continue in force thereafter from year to year so long as their continuance is approved at least annually by (i) the vote of a majority of the Trustees who are not "interested persons" of Capital Trust, FMR, or, in the case of the New Sub-Advisory Agreements, FMR U.K. or FMR Far East, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract and the New Sub-Advisory Agreements will be terminable without penalty on sixty days' written notice either by Capital Trust, FMR, FMR U.K. or FMR Far East, as the case may be, and will terminate automatically in the event of assignment. The New Plan may be terminable at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Series.
   Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on December __, 1999 (the Closing Date). However, the Reorganization may become effective at such other date as the parties may agree in writing.
   The   obligations   of  the  Trust  and  Capital  Trust  under  the  Plan  of
Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Generally, either party may at any time waive the other party's compliance with any of the covenants and conditions contained in, or both parties may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
   CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. Capital Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund Shares.
   EXPENSES. The Fund and the Series shall each be responsible for all of their respective expenses of the Reorganization, estimated at $________ in the aggregate.
   TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
   TAX CONSEQUENCES OF THE REORGANIZATION. Each trust will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Series Shares and the assumption by Capital Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Series Shares to the Fund's shareholders in exchange for their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
   CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to reorganize the Fund into a separate series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page __); authorization of the Trust, as sole shareholder of the Series, to approve
(i) the New Management Contract, (ii) the New Sub-Advisory Agreements for the Series between FMR and FMR U.K. and FMR Far East, and (iii) the New Plan. If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a series of the Trust.

10. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY INTERMEDIATE BOND FUND.

        The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal that would eliminate a fundamental investment policy. The elimination of this policy will allow the fund to more clearly communicate its investment objective and strategies in conformity with the requirements of revised Form N-1A (the form used by open-end investment companies like the fund to register under the Investment Company Act of 1940 and the Securities Act of 1933).

        DISCUSSION OF PROPOSED MODIFICATION. The fund's investment objective and an investment policy currently read as follows:

        "The fund seeks a high level of current income by investing primarily in investment-grade, fixed-income obligations."

        Because this investment policy is fundamental, it cannot be eliminated without a vote of the fund's shareholders.

        If the proposal is approved, the fund's fundamental investment objective
would  remain  unchanged,   but  the  fundamental  investment  policy  would  be
eliminated as follows (deleted language is [bracketed]):

        "The fund seeks a high level of current income [by investing primarily in investment-grade, fixed-income obligations]."

        As indicated above, if the proposal is approved, the fund's fundamental investment objective of seeking a high level of current income would not change. However, the fundamental investment policy of investing primarily in investment-grade, fixed-income obligations would be eliminated. The eliminated policy is currently described elsewhere in the fund's disclosure. Eliminating the policy is not expected to materially affect the way the fund is managed. Eliminating the policy will allow the fund to comply with the requirements of revised Form N-1A for concise, understandable descriptions of its investment objective and strategies, and will allow the fund to more clearly communicate its investment objective and strategies to shareholders.

        CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the foregoing fundamental investment policy is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the proposal will become effective when disclosure is revised to reflect the change. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy will remain unchanged.


                 ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
   The primary purpose of Proposals 11 and 12 is to revise certain of the funds' investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
   It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.

11. TO AMEND FIDELITY LARGE CAP STOCK FUND'S, FIDELITY SMALL CAP SELECTOR'S, AND FIDELITY INTERMEDIATE BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
   Each fund's current fundamental investment limitation concerning diversification is as follows:
      "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government {FOR FIDELITY INTERMEDIATE BOND FUND: Government} or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
   The Trustees recommend that shareholders of each fund vote to replace that fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification (additional language is ((UNDERLINED))):
      "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. ((G))overnment {FOR FIDELITY INTERMEDIATE BOND FUND:
      Government} or any of its agencies or instrumentalities((, OR SECURITIES OF OTHER INVESTMENT COMPANIES))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
      (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
   The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation: subject to applicable 1940 Act requirements, it would permit each fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, each fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently bear the cost of investment advisory, management, or transfer agent fees, although they may do so subject to the conditions of the SEC order and Board approval. The Central Funds pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that making use of the Central Funds will benefit each fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for each fund.
   If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders.
   CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will remain unchanged.

12. TO AMEND FIDELITY INTERMEDIATE BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE UNDERWRITING OF SECURITIES.
   The fund's current fundamental investment limitation concerning underwriting states:
      "The fund may not act as underwriter (except as it may be deemed such in a sale of restricted securities)."
   The trustees recommend that shareholders of the fund vote to replace this limitation with the following fundamental limitation governing underwriting:
      "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
   The primary purpose of the proposed amendment is to clarify the fund's fundamental policy with respect to underwriting. The proposal also serves to conform the fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new limitation may not be changed without the approval of shareholders.
   Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
   CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

                                 OTHER BUSINESS
   The Board  knows of no other  business  to be  brought  before  the  Meeting.
However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

                        ACTIVITIES AND MANAGEMENT OF FMR
   FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 9 beginning on page __. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Intermediate Bond Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 10 beginning on page __.
   FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
   The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Matthew N. Karstetter, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, Robert A. Lawrence, Abigail Johnson, Dwight D. Churchill, Fred L. Henning, Jr., Bradford L. Lewis, Thomas J. Simpson, and Stanley N. Griffith are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello[,/and] Mr. Karstetter [, Mr. Lewis, and Mr. Simpson], all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

   All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
   During the period May 1, 1998, through May 31, 1999, [the following transactions/no transactions] were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

             ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
   FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
   Funds with investment objectives similar to Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 9 beginning on page __. Funds with investment objectives similar to Fidelity Intermediate Bond Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 10 beginning on page __.
   The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FIMM; Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

                        ACTIVITIES AND MANAGEMENT OF FIMM
   FIMM is a wholly owned subsidiary of FMR formed in 1997 to provide portfolio management services to certain Fidelity funds and investment advice with respect to fixed-income instruments.
   Funds with investment objectives similar to Fidelity Intermediate Bond Fund for which FMR has entered into a sub-advisory agreement with FIMM, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 10 beginning on page __.
   The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of FMR U.K. and FMR Far East. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

                          PRESENT MANAGEMENT CONTRACTS
          (FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND,
        FIDELITY SMALL CAP SELECTOR, AND FIDELITY INTERMEDIATE BOND FUND)
   Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
   In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contracts described in Proposals 4 and 5.
   In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
   Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the funds for the fiscal year ended April 30, 1999 amounted to the following:

                                                                               Pricing and
Fund                                             Transfer Agent Fees        Bookkeeping Fees
----                                             -------------------        ----------------

Fidelity Mid-Cap Stock Fund                         $                         $
Fidelity Large Cap Stock Fund                       $                         $
Fidelity Small Cap Selector                         $                         $
Fidelity Intermediate Bond Fund                     $                         $

   FSC also received fees for administering each fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. Securities lending fees for the fiscal year ended April 30, 1999 were as follows:

               Fund                                Securities Lending Fees
               ----                                -----------------------
               Fidelity Mid-Cap Stock Fund             $
               Fidelity Large Cap Stock Fund           $
               Fidelity Small Cap Selector             $
               Fidelity Intermediate Bond Fund         $

   Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

   For Fidelity Small Cap Selector, sales charge revenue paid to, and retained by, FDC for the fiscal year ended April 30, 1999 amounted to $__________ and $__________, respectively. On September 30, 1999, Fidelity Small Cap Selector's 3.00% sales charge was eliminated.
      FMR is Fidelity Mid-Cap Stock Fund's manager pursuant to a management contract dated June _, 1999, which was last approved by Fidelity Devonshire Trust, as the then sole shareholder of the fund, on June _, 1999, pursuant to an Agreement and Plan of Reorganization approved by shareholders of the fund on November 18, 1998. The terms of Fidelity Mid-Cap Stock Fund's present management contract duplicate those of the contract approved by shareholders of the fund on November 18, 1998. At that time, Fidelity Mid-Cap Stock Fund's shareholders approved a proposal to modify the group fee portion of the management fee to provide for lower fee rates if FMR's assets under management remained above $210 billion; to modify the performance adjustment calculation to round the performance of the fund and its comparative index to the nearest 0.01%, rather than the nearest 1.00%; and to amend the management contract to allow FMR and the trust, on behalf of the fund, to modify the contract subject to the requirements of the 1940 Act. FMR is Fidelity Large Cap Stock Fund's manager pursuant to a management contract dated May 18, 1995, which was approved by FMR, as the then sole shareholder of the fund, on June 5, 1995. FMR is Fidelity Small Cap Selector's manager pursuant to a management contract dated November 1, 1994, which was last approved by shareholders on October 26, 1994. At that time, Fidelity Small Cap Selector's shareholders approved a proposal to modify the group fee portion of the management fee to provide for lower fee rates if FMR's assets under management remained above $210 billion. FMR is Fidelity Intermediate Bond Fund's manager pursuant to a management contract dated December 1, 1994, which was last approved by shareholders on November 16, 1994. At that time, Fidelity Intermediate Bond Fund's shareholders approved a proposal to modify the group fee portion of the management fee to provide for lower fee rates if FMR's assets under management remained above $156 billion; and to increase the individual fund fee rate from 0.15% to 0.30%.
   For the services of FMR under Fidelity Intermediate Bond Fund's management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
   For the services of FMR under Fidelity Mid-Cap Stock Fund's, Fidelity Large Cap Stock Fund's, and Fidelity Small Cap Selector's management contracts, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Fidelity Mid-Cap Stock Fund's performance to that of the Standard & Poor's MidCap 400(R) Index (S&P MidCap
400), Fidelity Large Cap Stock Fund's performance to that of the Standard & Poor's 500 Index (S&P 500), and Fidelity Small Cap Selector's performance to that of the Russell 2000 Index (Russell 2000).
   The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedules shown below on the left. The schedules below on the right show the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rates at $748 billion of group net assets - the approximate level for April 1999 - were .2824% (for Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector) and .1300% (for Fidelity Intermediate Bond Fund), which are the weighted averages of the respective fee rates for each level of group net assets up to $748 billion.
   On January 1, 1996, for Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, and Fidelity Intermediate Bond Fund, FMR voluntarily modified the breakpoints in the group fee rate schedules. The revised group fee rate schedules, depicted below, provide for lower management fee rates as FMR's assets under management increase. Fidelity Mid-Cap Stock Fund's current management contract reflects the revised group fee rate schedule below.

FIDELITY INTERMEDIATE BOND FUND


     GROUP FEE RATE SCHEDULE         EFFECTIVE ANNUAL FEE RATES
     -----------------------         --------------------------
 Average Group       Annualized       Group Net        Effective
     Assets             Rate            Assets          Annual

                                                       Fee Rate
      0 - $3 billion    .3700%          $0.5 billion     .3700%
      3 - 6             .3400              25            .2664
      6 - 9             .3100              50            .2188
      9 - 12            .2800              75            .1986
     12 - 15            .2500             100            .1869
     15 - 18            .2200             125            .1793
     18 - 21            .2000             150            .1736
     21 - 24            .1900             175            .1690
     24 - 30            .1800             200            .1652
     30 - 36            .1750             225            .1618
     36 - 42            .1700             250            .1587
     42 - 48            .1650             275            .1560
     48 - 66            .1600             300            .1536
     66 - 84            .1550             325            .1514
     84 - 120           .1500             350            .1494
    120 - 156           .1450             375            .1476
    156 - 192           .1400             400            .1459
    192 - 228           .1350            425             .1443
    228 - 264           .1300            450             .1427
    264 - 300           .1275            475             .1413
    300 - 336           .1250            500             .1399
    336 - 372           .1225            525             .1385
    372 - 408           .1200            550             .1372
    408 - 444           .1175
    444 - 480           .1150
    480 - 516           .1125
   Over 516             .1100

FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, AND FIDELITY SMALL CAP SELECTOR

     GROUP FEE RATE SCHEDULE         EFFECTIVE ANNUAL FEE RATES
     -----------------------         --------------------------

 Average Group       Annualized       Group Net        Effective
     Assets              Rate           Assets          Annual
     ------              ----           ------         Fee Rate
                                                       --------
      0 - $3 billion    .5200%          $0.5 billion     .5200%
      3 - 6             .4900              25            .4238
      6 - 9             .4600              50            .3823
      9 - 12            .4300              75            .3626
     12 - 15            .4000             100            .3512
     15 - 18            .3850             125            .3430
     18 - 21            .3700             150            .3371
     21 - 24            .3600             175            .3325
     24 - 30            .3500             200            .3284
     30 - 36            .3450             225            .3249
     36 - 42            .3400             250            .3219
     42 - 48            .3350             275            .3190
     48 - 66            .3250             300            .3163
     66 - 84            .3200             325            .3137
     84 - 102           .3150             350            .3113
    102 - 138           .3100             375            .3090
    138 - 174           .3050             400            .3067
    174 - 210           .3000             425            .3046

    210 - 246           .2950             450            .3024
    246 - 282           .2900             475            .3003
    282 - 318           .2850             500            .2982
    318 - 354           .2800             525            .2962
    354 - 390           .2750             550            .2942
    390 - 426           .2700
    426 - 462           .2650
    462 - 498           .2600
    498 - 534           .2550
   Over 534             .2500


   Each fund's individual fund fee rate is stated below.
Fund                                Individual Fund Fee Rate
----                                ------------------------
Fidelity Mid-Cap Stock Fund                  0.30%
Fidelity Large Cap Stock Fund                0.30%
Fidelity Small Cap Selector                  0.35%
Fidelity Intermediate Bond Fund              0.30%

   Based on the average group net assets of the funds advised by FMR for April 1999, Fidelity Intermediate Bond Fund's annual management fee rate would be calculated as follows:

                                    Individual Fund      Management Fee Rate
        Group Fee Rate                  Fee Rate         -------------------
----------------------              ---------------
           0.1300%             +         0.30%         =       0.4300%

   Based on the average group net assets of the funds advised by FMR for April 1999, Fidelity Mid-Cap Stock Fund's, Fidelity Large Cap Stock Fund's, and Fidelity Small Cap Selector's annual basic fee rate would be calculated as follows:


                                                      Individual Fund
           Fund              Group Fee Rate               Fee Rate        Basic Fee Rate
           ----              --------------          ----------------     --------------

Fidelity Mid-Cap Stock Fund      0.2824%      +        0.30%         =        0.5824%
Fidelity Large Cap Stock Fund    0.2824%      +        0.30%         =        0.5824%
Fidelity Small Cap Selector      0.2824%      +        0.35%         =        0.6324%

   One-twelfth of this annual management fee rate for Fidelity Intermediate Bond Fund, and annual basic fee rate for Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector, is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
   COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for each of Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P MidCap 400, S&P 500, and Russell 2000, respectively, (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months. For Fidelity Large Cap Stock Fund and Fidelity Small Cap Selector, each percentage point of difference, calculated to the nearest 1.00%, (up to a maximum difference of +/-10.00) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. For Fidelity Mid-Cap Stock Fund, each percentage point of difference, calculated to the nearest 0.01%, (up to a maximum difference of +/-10.00) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. This performance comparison is made at the end of each month.
One-twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
   Fidelity Mid-Cap Stock Fund's, Fidelity Large Cap Stock Fund's, and Fidelity Small Cap Selector's performance is calculated based on change in net asset value (NAV). For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
   Because the adjustment to the basic fee for each of Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector is based on the fund's performance compared to the investment record of its respective Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of each of Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
   During the fiscal year ended April 30, 1999, for its services as investment adviser to the funds, FMR received fees (including the group fee breakpoints voluntarily adopted by FMR and the amount of any performance adjustment) as follows:


                                                                               Management Fee as
                                                                                 a Percentage of
Fund                                 Management Fee    Performance Adjustment  Average Net Assets
-----------------------------------  --------------    ----------------------  ------------------

Fidelity Mid-Cap Stock Fund            $8,369,000           $(1,558,000)              .4961%
Fidelity Large Cap Stock Fund          $1,531,999            $(146,444)               .5353%
Fidelity Small Cap Selector            $3,720,757            $(770,621)               .5286%
Fidelity Intermediate Bond Fund        $14,446,000              N/A                   .4330%

   FMR may, from time to time, agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, securities lending fees, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
   Effective March __, 1998, FMR has voluntarily agreed to reimburse Fidelity Small Cap Stock Fund to the extent that total operating expenses (excluding interest, taxes, securities lending fees, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 1.50%. This arrangement can be terminated by FMR at any time.

                             SUB-ADVISORY AGREEMENTS
          (FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND,
        FIDELITY SMALL CAP SELECTOR, AND FIDELITY INTERMEDIATE BOND FUND)

   On behalf of Fidelity Intermediate Bond Fund, FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM), pursuant to which FIMM has primary responsibility for providing portfolio investment management services to the fund. Under the sub-advisory agreement, dated January 1, 1999, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with Fidelity Intermediate Bond Fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended April 30, 1999, FMR paid FIMM fees of $_____.
   On behalf of  Fidelity  Mid-Cap  Stock Fund,  Fidelity  Large Cap Stock Fund,

Fidelity Small Cap Selector, and Fidelity Intermediate Bond Fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of each fund, FMR may also grant FMR U.K. and FMR Far East investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Fidelity Mid-Cap Stock Fund's sub-advisory agreements, dated June _, 1999, were last approved by Fidelity Devonshire Trust, as the then sole shareholder of the fund, on June _, 1999, pursuant to an Agreement and Plan of Reorganization approved by shareholders of the fund on November 18, 1998. The terms of Fidelity Mid-Cap Stock Fund's current sub-advisory agreements duplicate those of the sub-advisory agreements approved by shareholders of the fund on November 18, 1998. Fidelity Large Cap Stock Fund's sub-advisory agreements, dated May 18, 1995, were approved by FMR, as the then sole shareholder of the fund, on June 5, 1995. Fidelity Small Cap Selector's sub-advisory agreements, dated June 17, 1993, were approved by FMR, as the then sole shareholder of the fund, on June _, 1993. Fidelity Intermediate Bond Fund's sub-advisory agreements, dated December 1, 1994, were last approved by shareholders on November 16, 1994. At that time, Fidelity Intermediate Bond Fund's shareholders approved new sub-advisory agreements that not only allowed FMR to receive investment advice and research services from the sub-advisers, but also permitted FMR to grant the sub-advisers investment management authority, as well as the authority to buy and sell securities if FMR believed it would be beneficial to the fund.
   Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
   FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements, FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
   On behalf of Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, and Fidelity Intermediate Bond Fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment for Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector) with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
   For providing investment advice and research services, on behalf of Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector, the fees paid to the sub-advisers for the fiscal year ended April 30, 1999 were as follows:


                                         FMR U.K.   FMR Far East
                                         --------   ------------

Fidelity Mid-Cap Stock Fund            $6,746       $4,372

Fidelity Large Cap Stock Fund          $12,628      $9,120

Fidelity Small Cap Selector            $15,506      $12,001

   For providing discretionary investment management and executing portfolio transactions, on behalf of Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector, [the/no] fees [were] paid by FMR to FMR U.K. and FMR Far East for the fiscal year ended April 30, 1999 [were as follows:]/[.]


                                         FMR U.K.   FMR Far East
                                         --------   ------------

Fidelity Mid-Cap Stock Fund            $            $

Fidelity Large Cap Stock Fund          $            $

Fidelity Small Cap Selector            $            $

   For the fiscal year ended April 30, 1999, no fees were paid by FMR to FMR U.K. and FMR Far East on behalf of Fidelity Intermediate Bond Fund.

                             PORTFOLIO TRANSACTIONS
          (FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND,
        FIDELITY SMALL CAP SELECTOR, AND FIDELITY INTERMEDIATE BOND FUND)

   All orders for the  purchase or sale of  portfolio  securities  are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
   FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. [Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services
(FBS), an indirect subsidiary of FMR Corp.]
   The brokerage commissions paid to NFSC [and/,] [FBS] [and FBSJ] by [each fund]/[Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, and Fidelity Small Cap Selector] for the fiscal year ended April 30, 1999 are listed in the following table:

                          Brokerage         % of Aggregate   Brokerage          % of Aggregate
                          Commissions       Commissions      Commissions paid   Commissions
                          paid to NFSC      paid to NFSC     to [____]          paid to [____]
Fidelity Mid-Cap Stock
Fund
Fidelity Large Cap
Stock Fund
Fidelity Small Cap
Selector
Fidelity Intermediate
Bond Fund

   [For the fiscal year ended April 30, 1999, Fidelity Intermediate Bond Fund paid no brokerage commissions to affiliated brokers.]

                   SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
   The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES
   Please advise the trust, in care of _______, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

                                                                       EXHIBIT 1

                                     FORM OF
                    AMENDED AND RESTATED DECLARATION OF TRUST

The language to be added to the current Declaration of Trust is ((UNDERLINED)), and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Declaration of Trust remain underlined in this Exhibit.

      ((AMENDED AND)) RESTATED DECLARATION OF TRUST, made [June 16, 1994 ] ((______, 1999)) by each of the Trustees whose signature is affixed hereto (the "Trustees")((.))

      WHEREAS, the Trustees desire to ((AMEND AND)) restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted; and

      WHEREAS, this Trust was initially made on November 8, 1974 by Edward C. Johnson 3d, Caleb Loring, Jr., George K. McKenzie and William R. Spaulding in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;

      NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [T]((T))rust under this(( AMENDED AND )) [r]((R))estated Declaration of Trust as herein set forth below.

                -------------------------------------------------


                                    ARTICLE I

                              NAME AND DEFINITIONS

NAME

      SECTION  1.  This  Trust  shall be known as [the]  "Fidelity  Commonwealth
Trust."

DEFINITIONS

      SECTION 2. Wherever used herein, unless otherwise required by the context or specifically provided:

            (a) The [T]((T))erms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time] ((MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION THEREUNDER));

            (b) (("BYLAWS" SHALL MEAN THE BYLAWS OF THE TRUST, IF ANY, AS AMENDED FROM TIME TO TIME;))

            (c) (("CLASS" REFERS TO THE CLASS OF SHARES OF A SERIES OF THE TRUST ESTABLISHED IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE III;))

            (d) (("DECLARATION OF TRUST" MEANS THIS AMENDED AND RESTATED DECLARATION OF TRUST, AS FURTHER AMENDED OR RESTATED, FROM TIME TO TIME;))

            [(c)] (((E)))"Net Asset Value" means the net asset value of each Series of the Trust ((OR CLASS THEREOF)) determined in the manner provided in Article X, Section 3;

            [(d)] (((F)))"Shareholder" means a record owner of Shares of the Trust;

            [(f)] (((G)))"Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such [c]((C))lass or [c]((C))lasses of Shares as the Trustees may from time to time create and establish and including fractions of [s]((S))hares as well as whole [s]((S))hares ((AS)) consistent with the requirements of Federal and/or state securities laws;

            (h) "Series" refers to ((ANY)) series of Shares of the Trust established in accordance with the provisions of Article III[.]((;))

            [(b)] (((I))) [The] "Trust" refers to Fidelity Commonwealth Trust ((AND REFERENCE TO THE TRUST, WHEN APPLICABLE TO ONE OR MORE SERIES OF THE TRUST, SHALL REFER TO ANY SUCH SERIES));

            [(e)] (((J))) [The] "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; ((AND))

            [(g)] (((K))) [The] "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

                                   ARTICLE II

                                PURPOSE OF TRUST

      The purpose of this Trust is to provide investors a continuous source of managed investment in securities.


                                   ARTICLE III

                               BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

      SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or [c]((C))lasses ((OF SERIES)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((AUTHORIZED)) Shares ((OF EACH SERIES, AND CLASS THEREOF,)) is unlimited((.)) [and] [e]((E))ach Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders [or] of any Series or [c]((C))lass of [Shareholders of] the Trust [,] (((A))) to create and establish (and to change in any manner) Shares or any Series or [c]((C))lasses thereof with such preferences, voting powers, rights, and privileges as the Trustees may((,)) from time to time((,)) determine[,] ((; (B))) to divide or combine the Shares or any Series or [c]((C))lasses thereof into a greater or lesser number[,] ((; (C))) to classify or reclassify any issued Shares into one or more Series or [c]((C))lasses of Shares[,] ((; (D))) to abolish any one or more Series or Classes of Shares; and (((E))) to take such other action with respect to the Shares as the Trustees may deem desirable.

[ESTABLISHMENT OF SERIES]

((ESTABLISHMENT OF SERIES AND CLASSES))

      SECTION 2. The establishment of any Series ((OR CLASS THEREOF)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((OR CLASS)). At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish [that] ((SUCH))Series ((OR CLASS)) and the establishment and designation thereof.

OWNERSHIP OF SHARES

      SECTION 3. The ownership of Shares shall be recorded in the books of the Trust ((OR A TRANSFER OR SIMILAR AGENT)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust ((AS KEPT BY THE TRUST OR BY ANY TRANSFER OR SIMILAR AGENT, AS THE CASE MAY BE,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

      SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,))from time to time((,)) authorize. Such investments may be in the form of cash [or]((,)) securities((,))((OR OTHER PROPERTY)) in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on [the] account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion [,] (a) impose a sales charge ((OR OTHER FEE)) upon investments in the Trust ((OR SERIES OR ANY CLASSES THEREOF,)) and (b) issue fractional Shares.

[ASSETS AND LIABILITIES OF SERIES]

((ASSETS AND LIABILITIES OF SERIES AND CLASSES))

      SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which] ((THAT)) are not readily identifiable as belonging to any particular Series ((OR CLASS)), shall be allocated by the Trustees between and among one or more of the Series ((OR CLASSES)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((OR CLASSES)) for all purposes[,] and shall be referred to as assets belonging to that Series ((OR CLASS)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,] ((OR OF ITS AGENT OR AGENTS)) and shall be held by the Trustees in [T]((T))rust for the benefit of the holders of Shares of that Series.

      The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges((,)) and reserves attributable to that Series((, EXCEPT THAT LIABILITIES AND EXPENSES MAY, IN THE TRUSTEES' DISCRETION, BE ALLOCATED SOLELY TO A PARTICULAR CLASS AND, IN WHICH CASE, SHALL BE BORNE BY THAT CLASS.)) Any general liabilities, expenses, costs, charges((,)) or reserves of the Trust [which] ((THAT)) are not readily identifiable as belonging to any particular Series ((OR CLASS)) shall be allocated and charged by the Trustees between or among any one or more of the Series ((OR CLASSES)) in such manner as the Trustees((,)) in their sole discretion((,)) deem fair and equitable[.] ((AND SHALL BE REFERRED TO AS "LIABILITIES BELONGING TO" THAT SERIES OR CLASS.)) Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((OR CLASSES)) for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((NO SHAREHOLDER OR FORMER SHAREHOLDER OF ANY SERIES SHALL HAVE A CLAIM ON OR ANY RIGHT TO ANY ASSETS ALLOCATED OR BELONGING TO ANY OTHER SERIES.))

NO PREEMPTIVE RIGHTS

      SECTION 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

[LIMITATION OF PERSONAL LIABILITY]

((STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY))

      SECTION 7. ((SHARES SHALL BE DEEMED TO BE PERSONAL PROPERTY GIVING ONLY THE RIGHTS PROVIDED IN THIS INSTRUMENT. EVERY SHAREHOLDER BY VIRTUE OF HAVING BECOME A SHAREHOLDER SHALL BE HELD TO HAVE EXPRESSLY ASSENTED AND AGREED TO BE BOUND BY THE TERMS HEREOF. NO SHAREHOLDER OF THE TRUST AND OF EACH SERIES SHALL BE PERSONALLY LIABLE FOR THE DEBTS, LIABILITIES, OBLIGATIONS, AND EXPENSES INCURRED BY, CONTRACTED FOR, OR OTHERWISE EXISTING WITH RESPECT TO, THE TRUST OR BY OR ON BEHALF OF ANY SERIES.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract((,)) or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((OR TO A SERIES)) shall include a recitation limiting the obligation represented thereby to the Trust ((OR TO ONE OR MORE SERIES)) and its ((OR THEIR)) assets (but the omission of such a recitation shall not operate to bind any Shareholder ((OR TRUSTEE))).

                                   ARTICLE IV

                                  THE TRUSTEES

MANAGEMENT OF THE TRUST

      SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

[ELECTION: INITIAL TRUSTEES]

((INITIAL TRUSTEES; ELECTION))

      SECTION 2. ((THE INITIAL TRUSTEES SHALL BE AT LEAST THREE INDIVIDUALS WHO SHALL AFFIX THEIR SIGNATURES HERETO.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward
C. Johnson 3d, Caleb Loring, Jr., George K. McKenzie and William R. Spaulding and such other individuals as the Board of Trustees shall appoint pursuant to
Section 4 of this Article IV.]

TERM OF OFFICE OF TRUSTEES

      SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((S))pecial [M]((M))eeting of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

      SECTION 4. In case of the declination, death, resignation, retirement, ((OR)) removal [, incapacity, or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number[,] ((OF THE TRUSTEES,)) or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation((,)) or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation((,)) or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((FOREGOING)) power of appointment is subject to the provisions of Section 16(a) of the 1940 Act((, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION)).

[TEMPORARY ABSENCE OF TRUSTEE]

((TEMPORARY ABSENCE OF TRUSTEES))

      SECTION 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

      SECTION 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

      Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity[,] shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

      SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

      SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

                                    ARTICLE V

                             POWERS OF THE TRUSTEES
POWERS

      SECTION 1. The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((EXCEPT AS OTHERWISE PROVIDED HEREIN OR IN THE 1940 ACT,)) [T]((T))he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((THAT)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] ((THIS)) Declaration of Trust or the Bylaws of the Trust, ((IF ANY,)) the Trustees shall have power and authority:

      (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((,)) in any event((,)) being bound [by] or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.

      (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

      (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

      (d) To employ [a] ((ONE OR MORE)) bank((S,)) [or] trust [company] ((COMPANIES, COMPANIES THAT ARE MEMBERS OF A NATIONAL SECURITIES EXCHANGE, OR OTHER ENTITIES PERMITTED UNDER THE 1940 ACT, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION THEREUNDER,)) as custodian((S)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

      (e) To retain a transfer agent and Shareholder servicing agent, or both.

      (f) To provide for the distribution of interests of the Trust either through a [P]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.

      (g) To set record dates in the manner hereinafter provided for.

      (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent,] ((INVESTMENT ADVISER, MANAGER,)) custodian((,)) [or] UNDERWRITER((, OR OTHER AGENT OR INDEPENDENT CONTRACTOR)).

      (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.

      (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

      (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

      (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees[, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].

      (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III ((AND TO ESTABLISH CLASSES OF SUCH SERIES HAVING RELATIVE RIGHTS, POWERS, AND DUTIES AS THE TRUSTEES MAY PROVIDE CONSISTENT WITH APPLICABLE LAWS)).

      (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((OR CLASS, AS APPROPRIATE,)) or to apportion the same between or among two or more Series ((OR CLASSES, AS APPROPRIATE)), provided that any liabilities or expenses incurred by a particular Series ((OR CLASS))shall be payable solely out of the assets belonging to that Series as provided for in
Article III.

      (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

      (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.

      (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

      (r) To borrow money((,)) and to pledge, mortgage((,)) or hypothecate the assets of the Trust((,)) subject to the applicable requirements of the 1940 Act.

      (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

      (t) ((TO OPERATE AS AND CARRY ON THE BUSINESS OF AN INVESTMENT COMPANY AND TO EXERCISE ALL THE POWERS NECESSARY AND APPROPRIATE TO THE CONDUCT OF SUCH OPERATIONS.))

      (((U) TO INTERPRET THE INVESTMENT POLICIES, PRACTICES OR LIMITATIONS OF ANY SERIES.))

      (((V) IN GENERAL TO CARRY ON ANY OTHER BUSINESS IN CONNECTION WITH OR INCIDENTAL TO ANY OF THE FOREGOING POWERS, TO DO EVERYTHING NECESSARY, SUITABLE OR PROPER FOR THE ACCOMPLISHMENT OF ANY PURPOSE OR THE ATTAINMENT OF ANY OBJECT OR THE FURTHERANCE OF ANY POWER HEREINBEFORE SET FORTH, EITHER ALONE OR IN ASSOCIATION WITH OTHERS, AND TO DO EVERY OTHER ACT OR THING INCIDENTAL OR APPURTENANT TO OR GROWING OUT OF OR CONNECTED WITH THE AFORESAID BUSINESS OR PURPOSES, OBJECTS OR POWERS.))

      [(t)] (((W))) Notwithstanding any other provision hereof, to invest all of the assets of any [s]((S))eries in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.

      ((THE FOREGOING CLAUSES SHALL BE CONSTRUED BOTH AS OBJECTS AND POWERS, AND THE FOREGOING ENUMERATION OF SPECIFIC POWERS SHALL NOT BE HELD TO LIMIT OR RESTRICT IN ANY MANNER THE GENERAL POWERS OF THE TRUSTEES. ANY ACTION BY ONE OR MORE OF THE TRUSTEES IN THEIR CAPACITY AS SUCH HEREUNDER SHALL BE DEEMED AN ACTION ON BEHALF OF THE TRUST OR THE APPLICABLE SERIES AND NOT AN ACTION IN AN INDIVIDUAL CAPACITY.))

      ((THE TRUSTEES SHALL NOT BE LIMITED TO INVESTING IN OBLIGATIONS MATURING BEFORE THE POSSIBLE TERMINATION OF THE TRUST OR ANY SERIES OR CLASS THEREOF.))

      No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

      SECTION 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person [or] ((OF)) any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws((, IF ANY)).

ACTION BY THE TRUSTEES

      SECTION 3. ((EXCEPT AS OTHERWISE PROVIDED HEREIN OR IN THE 1940 ACT,)) [T]((T))he Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of the] ((AT WHICH)) the Trustees ((ARE PRESENT IN PERSON)). At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date((,)) and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((,)) [or] ((TELEFAX)), telegram((, OR OTHER ELECTRO-MECHANICAL MEANS)) sent to his home or business address at least twenty-four(((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two(((72))) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((WRITTEN CONSENTS OR WAIVERS OF TRUSTEES MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS. EXECUTION OF A WRITTEN CONSENT OR WAIVER AND DELIVERY THEREOF TO THE TRUST MAY BE ACCOMPLISHED BY TELEFAX OR OTHER ELECTRO-MECHANICAL MEANS.))

CHAIRMAN OF THE TRUSTEES

      SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

                                   ARTICLE VI

                              EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

      SECTION 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions[,]((;)) expenses of registering and qualifying the Trust and its Shares under Federal and [S]((S))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type [P]((P))rospectuses and [S]((S))tatements of [A]((A))dditional [I]((I))nformation[,]((;)) expenses of printing and distributing [P]((p))rospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues[,]((;)) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                   ARTICLE VII

          INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT


INVESTMENT ADVISER

      SECTION 1. Subject to a Majority Shareholder Vote, the Trustees may((,)) in their discretion ((AND))from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,))and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales((,)) or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

      The Trustees may, subject to applicable requirements of the 1940 Act,(( AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION THEREUNDER,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

      SECTION 2. The Trustees may in their discretion from time to time enter into [(a)] ((AN EXCLUSIVE OR NON-EXCLUSIVE)) contract(s) ((ON BEHALF OF THE TRUST OR ANY SERIES OR CLASS THEREOF)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article VII or of the Bylaws, if any [; and s] ((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

      SECTION 3. The Trustees may((,)) in their discretion ((AND)) from time to time((,)) enter into [a] ((ONE OR MORE)) transfer agency and Shareholder service contract[(s)]((S)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The] ((SUCH)) contracts shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

      SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.


PROVISIONS AND AMENDMENTS


      SECTION 5. Any contract entered into pursuant to Sections 1 and 2 of this
Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 ACT((, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION)) ([including any amendments thereof] or other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, ((ITS AMENDMENT,)) its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote].

                                  ARTICLE VIII

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

      SECTION 1. The Shareholders shall have power to vote [(i)](((A))) for the election of Trustees as provided in Article IV, Section 2[,]((;)) [(ii)](((B))) for the removal of Trustees as provided in Article IV, Section 3(d)[,]((;)) [(iii)](((C))) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5[,]((;)) [(iv)](((D) WITH RESPECT TO ANY TERMINATION, MERGER, CONSOLIDATION, REORGANIZATION, OR SALE OF ASSETS OF THE TRUST OR ANY OF ITS SERIES OR CLASSES AS PROVIDED IN ARTICLE XII, SECTION 4;
(E))) with respect to the amendment of this Declaration of Trust as provided in
Article XII, Section 7[,]((;)) [(v)](((F))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]((;)) and [(vi)](((G))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission ["the Commission"] or any [S]((S))tate, as the Trustees may consider desirable.

      On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except ((AS PROVIDED IN THE FOLLOWING SENTENCE AND EXCEPT)) [(i)](((a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)](((B))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((THE TRUSTEES MAY ALSO DETERMINE THAT A MATTER AFFECTS ONLY THE INTERESTS OF ONE OR MORE CLASSES OF A SERIES, IN WHICH CASE, ANY SUCH MATTER SHALL BE VOTED ON BY SUCH CLASS OR CLASSES.)) A [s]((S))hareholder of each Series ((OR CLASS THEREOF)) shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) [per share] of such Series((OR CLASS THEREOF)) on any matter on which such [s]((S))hareholder is entitled to vote((,))and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust,(( IF ANY,)) to be taken by Shareholders.

MEETINGS

      SECTION 2. The first Shareholders' meeting shall be held as specified in
Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10))) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, [as the same may be amended from time to time,] ((AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION,)) seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said
Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15))) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

      SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((OR CLASS)) shall vote as a Series ((OR CLASS))[,] then a majority of the aggregate number of Shares of that Series ((OR CLASS)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((OR CLASS)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((BY APPLICABLE LAW OR)) by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((OR CLASS)) shall vote as a Series ((OR Class)), then a majority of the Shares of that Series ((OR CLASS)) voted on the matter shall decide that matter insofar as that Series ((OR CLASS)) is concerned. ((SHAREHOLDERS MAY ACT BY UNANIMOUS WRITTEN CONSENT. ACTIONS TAKEN BY A SERIES OR CLASS MAY BE CONSENTED TO UNANIMOUSLY IN WRITING BY SHAREHOLDERS OF THAT SERIES OR CLASS.))

                                   ARTICLE IX

                                    CUSTODIAN

APPOINTMENT AND DUTIES

      SECTION 1. The Trustees shall at all times employ a bank((,)) [or] ((A COMPANY THAT IS A MEMBER OF A NATIONAL SECURITIES EXCHANGE,)) trust company, ((OR OTHER ENTITY PERMITTED UNDER THE 1940 ACT, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION THEREUNDER,)) having capital, surplus((,))and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust((, IF ANY)):

      (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

      (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

      (3) to disburse such funds upon orders or vouchers;

      and the Trust may also employ such custodian as its agent:

      (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

      (2) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series ((OR CLASS THEREOF)) in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. [If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

      The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank((,)) [or] ((A COMPANY THAT IS A MEMBER OF A NATIONAL SECURITIES EXCHANGE,)) trust company [organized under the laws of the United States or one of the states thereof and]((, OR OTHER ENTITY PERMITTED UNDER THE 1940 ACT, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION THEREUNDER,)) having capital((,)) [and] surplus and [individual] ((UNDIVIDED)) profits of at least two million dollars ($2,000,000)((,)) or such other [person] ((AMOUNT)) as [may] ((SHALL)) be [permitted] ((ALLOWED)) by the Commission [or otherwise in accordance with] ((OR BY)) the 1940 Act [as from time to time amended].

[CENTRAL CERTIFICATE SYSTEM]


((CENTRAL DEPOSITORY SYSTEM))

      SECTION 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act [as from time to time amended], pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]((;)) provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((OR ITS CUSTODIAN, SUBCUSTODIANS, OR OTHER AUTHORIZED AGENTS)).

                                    ARTICLE X

                         [DISTRIBUTIONS AND REDEMPTIONS]

       ((DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE))

DISTRIBUTIONS

      SECTION 1.

            (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

            (b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, ((OR CLASSES THEREOF,)) at the election of each Shareholder of that Series.

            ((THE TRUSTEES MAY ADOPT AND OFFER TO SHAREHOLDERS SUCH DIVIDEND REINVESTMENT PLANS, CASH DIVIDEND PAYOUT PLANS, OR RELATED PLANS AS THE TRUSTEES SHALL DEEM APPROPRIATE.))

            (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((A STOCK DIVIDEND)) pro rata among the Shareholders of a particular Series((, OR CLASS THEREOF,)) as of the record date of that Series ((OR CLASS)) fixed as provided in ((ARTICLE XII,)) Section 3 [hereof a "stock dividend"].

REDEMPTIONS

      SECTION 2. In case any holder of record of Shares of a particular Series ((OR CLASS OF A SERIES)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series((,)) and payment for such Shares ((LESS ANY APPLICABLE DEFERRED SALES CHARGES AND/OR FEES)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

      SECTION 3. The term "Net Asset Value" of any Series ((OR CLASS)) shall mean that amount by which the assets of that Series[,] ((OR CLASS)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((OR CLASS)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees[;]((,)) provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((O))rder of the Commission applicable to the Series. The Trustees may delegate any of their powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value [par] ((PER)) Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

      SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((IN THE EVENT THAT ANY SERIES IS DIVIDED INTO CLASSES, THE PROVISIONS OF THIS SECTION, TO THE EXTENT APPLICABLE AS DETERMINED IN THE DISCRETION OF THE TRUSTEES AND CONSISTENT WITH APPLICABLE LAW, MAY BE EQUALLY APPLIED TO EACH SUCH CLASS.))

                                   ARTICLE XI

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

      SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.

[INDEMNIFICATION]

((INDEMNIFICATION OF COVERED PERSONS))

      SECTION 2.

            (a) Subject to the exceptions and limitations contained in Section
(b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding"
            shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (b) No indemnification shall be provided hereunder to a Covered
Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
                  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,

                  (A) by the court or other body approving the settlement;

                  (B) by at least a majority of those Trustees who are neither
            [i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                  (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

      provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

            (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)](((I))) such Covered Person shall have provided appropriate security for such undertaking[,]((;)) [(b)](((II))) the Trust is insured against losses arising out of any such advance payments((;)) or [(c)](((III))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

[SHAREHOLDERS]

((INDEMNIFICATION OF SHAREHOLDERS))

      SECTION 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

                                   ARTICLE XII

                                  MISCELLANEOUS

[TRUST NOT A PARTNERSHIP]

((TRUST NOT A PARTNERSHIP, ETC.))

      SECTION 1. It is hereby expressly declared that a trust ((IS CREATED HEREBY)) and not a partnership [is created hereby]((,)) ((JOINT STOCK ASSOCIATION, CORPORATION, BAILMENT, OR ANY FORM OF A LEGAL RELATIONSHIP OTHER THAN A TRUST)). No Trustee hereunder shall have any power to ((PERSONALLY)) bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

      SECTION 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this
Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

      SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((S)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

[TERMINATION OF TRUST]

((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))

      [Section 4]

      [(a)] ((SECTION 4.1. DURATION)). [This] ((THE)) Trust shall continue without limitation of time((,)) but subject to the provisions of [sub-section
(b) of this Section 4] ((THIS ARTICLE XII.))

      [(b)] [Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

            [(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

            [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

[Upon making provision for the payment of such liabilities in either (i) or
(ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.]

      [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]

      ((SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS. (A) SUBJECT TO APPLICABLE FEDERAL AND STATE LAW, THE TRUST OR ANY SERIES OR CLASS THEREOF MAY BE TERMINATED (I) BY MAJORITY SHAREHOLDER VOTE OF THE TRUST, EACH SERIES AFFECTED, OR EACH CLASS AFFECTED, AS THE CASE MAY BE; OR (II) WITHOUT THE VOTE OR CONSENT OF SHAREHOLDERS BY A MAJORITY OF THE TRUSTEES EITHER AT A MEETING OR BY WRITTEN CONSENT. THE TRUSTEES SHALL PROVIDE WRITTEN NOTICE TO THE AFFECTED SHAREHOLDERS OF A TERMINATION EFFECTED UNDER CLAUSE (II) ABOVE. UPON THE TERMINATION OF THE TRUST OR THE SERIES OR CLASS,))


            (((I) THE TRUST OR THE SERIES OR CLASS SHALL CARRY ON NO BUSINESS EXCEPT FOR THE PURPOSE OF WINDING UP ITS AFFAIRS;))

            (((II) THE TRUSTEES SHALL PROCEED TO WIND UP THE AFFAIRS OF THE TRUST OR THE SERIES OR CLASS, AND ALL OF THE POWERS OF THE TRUSTEES UNDER THIS DECLARATION OF TRUST SHALL CONTINUE UNTIL THE AFFAIRS OF THE TRUST SHALL HAVE BEEN WOUND UP, INCLUDING THE POWER TO FULFILL OR DISCHARGE THE CONTRACTS OF THE TRUST OR THE SERIES OR CLASS THEREOF; COLLECT ITS ASSETS; SELL, CONVEY, ASSIGN, EXCHANGE, TRANSFER, OR OTHERWISE DISPOSE OF ALL OR ANY PART OF THE REMAINING TRUST PROPERTY OR TRUST PROPERTY ALLOCATED OR BELONGING TO SUCH SERIES OR CLASS TO ONE OR MORE PERSONS AT PUBLIC OR PRIVATE SALE FOR CONSIDERATION THAT MAY CONSIST IN WHOLE OR IN PART OF CASH, SECURITIES, OR OTHER PROPERTY OF ANY KIND; DISCHARGE OR PAY ITS LIABILITIES; AND DO ALL OTHER ACTS APPROPRIATE TO LIQUIDATE ITS BUSINESS; PROVIDED THAT ANY SALE, CONVEYANCE, ASSIGNMENT, EXCHANGE, TRANSFER, OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL THE TRUST PROPERTY OR TRUST PROPERTY ALLOCATED OR BELONGING TO SUCH SERIES OR CLASS (OTHER THAN AS PROVIDED IN (III) BELOW) SHALL REQUIRE SHAREHOLDER APPROVAL IN ACCORDANCE WITH SECTION 4.3 BELOW; AND))

            (((III) AFTER PAYING OR ADEQUATELY PROVIDING FOR THE PAYMENT OF ALL LIABILITIES, AND UPON RECEIPT OF SUCH RELEASES, INDEMNITIES, AND REFUNDING AGREEMENTS AS THEY DEEM NECESSARY FOR THEIR PROTECTION, THE TRUSTEES MAY DISTRIBUTE THE REMAINING TRUST PROPERTY OR THE REMAINING PROPERTY OF THE TERMINATED SERIES OR CLASS, IN CASH OR IN KIND OR PARTLY EACH, AMONG THE SHAREHOLDERS OF THE TRUST OR THE SERIES OR CLASS ACCORDING TO THEIR RESPECTIVE RIGHTS; AND))

      (((B) AFTER TERMINATION OF THE TRUST OR THE SERIES OR CLASS AND DISTRIBUTION TO THE SHAREHOLDERS AS HEREIN PROVIDED, A MAJORITY OF THE TRUSTEES SHALL EXECUTE AND LODGE AMONG THE RECORDS OF THE TRUST AND FILE WITH THE SECRETARY OF THE COMMONWEALTH OF MASSACHUSETTS, AS APPROPRIATE, AN INSTRUMENT IN WRITING SETTING FORTH THE FACT OF SUCH TERMINATION, AND THE TRUSTEES SHALL THEREUPON BE DISCHARGED FROM ALL FURTHER LIABILITIES AND DUTIES WITH RESPECT TO THE TRUST OR THE TERMINATED SERIES OR CLASS, AND THE RIGHTS AND INTERESTS OF ALL SHAREHOLDERS OF THE TRUST OR THE TERMINATED SERIES OR CLASS SHALL THEREUPON CEASE.))

      ((SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. SUBJECT TO APPLICABLE FEDERAL AND STATE LAW AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 4.4 BELOW, THE TRUST OR ANY SERIES THEREOF MAY MERGE OR CONSOLIDATE WITH ANY OTHER CORPORATION, ASSOCIATION, TRUST, OR OTHER ORGANIZATION OR MAY SELL, LEASE, OR EXCHANGE ALL OR SUBSTANTIALLY ALL OF THE TRUST PROPERTY OR TRUST PROPERTY ALLOCATED OR BELONGING TO SUCH SERIES, INCLUDING ITS GOOD WILL, UPON SUCH TERMS AND CONDITIONS AND FOR SUCH CONSIDERATION WHEN AND AS AUTHORIZED AT ANY MEETING OF SHAREHOLDERS CALLED FOR SUCH PURPOSE BY A MAJORITY SHAREHOLDER VOTE OF THE TRUST OR AFFECTED SERIES, AS THE CASE MAY BE. ANY SUCH MERGER, CONSOLIDATION, SALE, LEASE, OR EXCHANGE SHALL BE DEEMED FOR ALL PURPOSES TO HAVE BEEN ACCOMPLISHED UNDER AND PURSUANT TO MASSACHUSETTS LAW.))

      ((SECTION 4.4. INCORPORATION; REORGANIZATION. SUBJECT TO APPLICABLE FEDERAL AND STATE LAW, THE TRUSTEES MAY WITHOUT THE VOTE OR CONSENT OF SHAREHOLDERS CAUSE TO BE ORGANIZED OR ASSIST IN ORGANIZING A CORPORATION OR CORPORATIONS UNDER THE LAWS OF ANY JURISDICTION OR ANY OTHER TRUST, PARTNERSHIP, LIMITED LIABILITY COMPANY, ASSOCIATION, OR OTHER ORGANIZATION TO TAKE OVER ALL OF THE TRUST PROPERTY OR THE TRUST PROPERTY ALLOCATED OR BELONGING TO SUCH SERIES OR TO CARRY ON ANY BUSINESS IN WHICH THE TRUST SHALL DIRECTLY OR INDIRECTLY HAVE ANY INTEREST, AND TO SELL, CONVEY AND TRANSFER THE TRUST PROPERTY OR THE TRUST PROPERTY ALLOCATED OR BELONGING TO SUCH SERIES TO ANY SUCH CORPORATION, TRUST, LIMITED LIABILITY COMPANY, PARTNERSHIP, ASSOCIATION, OR ORGANIZATION IN EXCHANGE FOR THE SHARES OR SECURITIES THEREOF OR OTHERWISE, AND TO LEND MONEY TO, SUBSCRIBE FOR THE SHARES OR SECURITIES OF, AND ENTER INTO ANY CONTRACTS WITH ANY SUCH CORPORATION, TRUST, PARTNERSHIP, LIMITED LIABILITY COMPANY, ASSOCIATION, OR ORGANIZATION, OR ANY CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST, ASSOCIATION, OR ORGANIZATION IN WHICH THE TRUST OR SUCH SERIES HOLDS OR IS ABOUT TO ACQUIRE SHARES OR ANY OTHER INTEREST. SUBJECT TO APPLICABLE FEDERAL AND STATE LAW, THE TRUSTEES MAY ALSO CAUSE A MERGER OR CONSOLIDATION BETWEEN THE TRUST OR ANY SUCCESSOR THERETO AND ANY SUCH CORPORATION, TRUST, PARTNERSHIP, LIMITED LIABILITY COMPANY, ASSOCIATION, OR OTHER ORGANIZATION. NOTHING CONTAINED HEREIN SHALL BE CONSTRUED AS REQUIRING APPROVAL OF SHAREHOLDERS FOR THE TRUSTEES TO ORGANIZE OR ASSIST IN ORGANIZING ONE OR MORE CORPORATIONS, TRUSTS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, ASSOCIATIONS, OR OTHER ORGANIZATIONS AND SELLING, CONVEYING, OR TRANSFERRING THE TRUST PROPERTY OR A PORTION OF THE TRUST PROPERTY TO SUCH ORGANIZATION OR ENTITIES; PROVIDED, HOWEVER, THAT THE TRUSTEES SHALL PROVIDE WRITTEN NOTICE TO THE AFFECTED SHAREHOLDERS OF ANY TRANSACTION WHEREBY, PURSUANT TO THIS SECTION 4.4, THE TRUST OR ANY SERIES THEREOF SELLS, CONVEYS, OR TRANSFERS SUBSTANTIALLY ALL OF ITS ASSETS TO ANOTHER ENTITY OR MERGES OR CONSOLIDATES WITH ANOTHER ENTITY.))

FILING OF COPIES, REFERENCES, AND HEADINGS

      SECTION 5. The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of [t]((T))rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d]((D))eclaration of [t]((T))rust, references to this instrument[,] and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

      SECTION 6. The Trust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust((, AND THE ABSENCE OF A SPECIFIC REFERENCE HEREIN TO ANY SUCH POWER, PRIVILEGE, OR ACTION SHALL NOT IMPLY THAT THE TRUST MAY NOT EXERCISE SUCH POWER OR PRIVILEGE OR TAKE SUCH ACTIONS)).

AMENDMENTS

      SECTION 7. [If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case,] ((EXCEPT AS SPECIFICALLY PROVIDED HEREIN,)) the Trustees [shall] ((MAY, WITHOUT SHAREHOLDER VOTE,)) amend or otherwise supplement this [instrument,] ((DECLARATION OF TRUST)) by making ((AN AMENDMENT,)) a [d]((D))eclaration of [t]((T))rust supplemental hereto[, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.] ((OR AN AMENDED AND RESTATED DECLARATION OF TRUST. SHAREHOLDERS SHALL HAVE THE RIGHT TO VOTE (A) ON ANY AMENDMENT THAT WOULD AFFECT THEIR RIGHT TO VOTE GRANTED IN SECTION 1 OF ARTICLE VIII; (B) ON ANY AMENDMENT THAT WOULD ALTER THE MAXIMUM NUMBER OF TRUSTEES PERMITTED UNDER SECTION 6 OF ARTICLE IV; (C) ON ANY AMENDMENT TO THIS SECTION 7;
(D) ON ANY AMENDMENT AS MAY BE REQUIRED BY LAW OR BY THE TRUST'S REGISTRATION STATEMENT FILED WITH THE COMMISSION; AND (E) ON ANY AMENDMENT SUBMITTED TO THEM BY THE TRUSTEES. ANY AMENDMENT REQUIRED OR PERMITTED TO BE SUBMITTED TO SHAREHOLDERS THAT, AS THE TRUSTEES DETERMINE, SHALL AFFECT THE SHAREHOLDERS OF ONE OR MORE SERIES OR CLASSES SHALL BE AUTHORIZED BY VOTE OF THE SHAREHOLDERS OF EACH SERIES OR CLASS AFFECTED AND NO VOTE OF SHAREHOLDERS OF A SERIES OR CLASS NOT AFFECTED SHALL BE REQUIRED. NOTWITHSTANDING ANYTHING ELSE HEREIN, ANY AMENDMENT TO ARTICLE XI SHALL NOT LIMIT THE RIGHTS TO INDEMNIFICATION OR INSURANCE PROVIDED THEREIN WITH RESPECT TO ACTION OR OMISSION OF COVERED PERSONS PRIOR TO SUCH AMENDMENT.))

FISCAL YEAR

      SECTION 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

      SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((OR A SUBSIDIARY OR AFFILIATE THEREOF)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity". FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses [which] ((THAT)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

      ((SECTION 10. (A) THE PROVISIONS OF THIS DECLARATION OF TRUST ARE SEVERABLE, AND, IF THE TRUSTEES SHALL DETERMINE, WITH THE ADVICE OF COUNSEL, THAT ANY OF SUCH PROVISIONS IS IN CONFLICT WITH THE 1940 ACT, THE REGULATED INVESTMENT COMPANY PROVISIONS OF THE INTERNAL REVENUE CODE OR WITH OTHER APPLICABLE LAWS AND REGULATIONS, THE CONFLICTING PROVISION SHALL BE DEEMED NEVER TO HAVE CONSTITUTED A PART OF THIS DECLARATION OF TRUST; PROVIDED, HOWEVER, THAT SUCH DETERMINATION SHALL NOT AFFECT ANY OF THE REMAINING PROVISIONS OF THIS DECLARATION OF TRUST OR RENDER INVALID OR IMPROPER ANY ACTION TAKEN OR OMITTED PRIOR TO SUCH DETERMINATION.))

      (((B) IF ANY PROVISION OF THIS DECLARATION TRUST SHALL BE HELD INVALID OR UNENFORCEABLE IN ANY JURISDICTION, SUCH INVALIDITY OR UNENFORCEABILITY SHALL ATTACH ONLY TO SUCH PROVISION IN SUCH JURISDICTION AND SHALL NOT IN ANY MANNER AFFECT SUCH PROVISIONS IN ANY OTHER JURISDICTION OR ANY OTHER PROVISION OF THIS DECLARATION OF TRUST IN ANY JURISDICTION.))


      IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument [this 16th day of June, 1994] ((AS OF THE DATE SET FORTH ABOVE)).


                                           [SIGNATURE LINES OMITTED]

                                                                       EXHIBIT 2
                      ((UNDERLINED)) LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED

                                     FORM OF

                               MANAGEMENT CONTRACT
                                     between
                          FIDELITY COMMONWEALTH TRUST:
                          FIDELITY LARGE CAP STOCK FUND
                                       and
                     FIDELITY MANAGEMENT & RESEARCH COMPANY

      [AGREEMENT] ((AMENDMENT)) made this [18th day of May 1995] ((___ DAY OF ____ 1999)), by and between Fidelity Commonwealth Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Large Cap Stock Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

      ((REQUIRED AUTHORIZATION AND APPROVAL BY SHAREHOLDERS AND TRUSTEES HAVING BEEN OBTAINED, THE FUND, ON BEHALF OF THE PORTFOLIO, AND THE ADVISER HEREBY CONSENT, PURSUANT TO PARAGRAPH 6 OF THE EXISTING MANAGEMENT CONTRACT DATED MAY 18, 1995, TO A MODIFICATION OF SAID CONTRACT IN THE MANNER SET FORTH BELOW. THE AMENDED MANAGEMENT CONTRACT SHALL, WHEN EXECUTED BY DULY AUTHORIZED OFFICERS OF THE FUND AND THE ADVISER, TAKE EFFECT ON ______________, 1999.))

      1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

            b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports;
(iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

      The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

            (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

            The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

      2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

      3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Standard & Poor's Composite Index of 500 Stocks (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

      (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

            (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

          AVERAGE NET ASSETS                ANNUALIZED FEE RATE (FOR EACH LEVEL)

              0 -$3 billion                           .5200%
              3 - 6                                   .4900[%]
              6 - 9                                   .4600[%]
              9 - 12                                  .4300[%]
             12 - 15                                  .4000[%]
             15 - 18                                  .3850[%]
             18 - 21                                  .3700[%]
             21 - 24                                  .3600[%]
             24 - 30                                  .3500[%]
             30 - 36                                  .3450[%]
             36 - 42                                  .3400[%]
             42 - 48                                  .3350[%]
             48 - 66                                  .3250[%]
             66 - 84                                  .3200[%]
             84 - 102                           .3150[%]
            102 - 138                           .3100[%]
            138 - 174                           .3050[%]
            174 - 210                           .3000[%]
            210 - 246                           .2950[%]
            246 - 282                           .2900[%]
            282 - 318                           .2850[%]
            318 - 354                           .2800[%]
            354 - 390                           .2750[%]
            [Over 390]                         [.2700% ]
            ((390 - 426))                     ((.2700))
            ((426 - 462))                     ((.2650))
            ((462 - 498))                     ((.2600))
            ((498 - 534))                     ((.2550))
            ((OVER 534))                      ((.2500))

            (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .30%.

      (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

      (c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest [percentage point] ((.01%)) ) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

      The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

      The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

      (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

      (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

      4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

      5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

      6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995] ((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

      (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((SUBJECT TO THE PROVISIONS OF SECTION 15 OF THE 1940 ACT, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE SECURITIES AND EXCHANGE COMMISSION ("THE COMMISSION") OR ANY RULES OR REGULATIONS ADOPTED BY, OR INTERPRETATIVE RELEASES OF, THE COMMISSION)).

      (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

      7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

      8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

      ((THE TERMS "VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES," "ASSIGNMENT," AND "INTERESTED PERSONS," WHEN USED HEREIN, SHALL HAVE THE RESPECTIVE MEANINGS SPECIFIED IN THE 1940 ACT, AS NOW IN EFFECT OR AS HEREAFTER AMENDED, AND SUBJECT TO SUCH ORDERS AS MAY BE GRANTED BY THE COMMISSION.))

      IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

                                                        SIGNATURE LINES OMITTED

                                                                       EXHIBIT 3
                      ((UNDERLINED)) LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED

                                     FORM OF

                               MANAGEMENT CONTRACT
                                     between
                          FIDELITY COMMONWEALTH TRUST:
                  FIDELITY SMALL CAP [STOCK FUND] ((SELECTOR))
                                       and
                     FIDELITY MANAGEMENT & RESEARCH COMPANY

      [MODIFICATION] ((AMENDMENT)) made this [1st day of November 1994] ((___ DAY OF ______ 1999)), by and between Fidelity Commonwealth Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Small Cap [Stock Fund] ((SELECTOR)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((AS SET FORTH IN ITS ENTIRETY BELOW)).

      Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract, dated [June 17, 1993] ((NOVEMBER 1, 1994)), to a modification of said Contract in the manner set forth below. The [Modified] ((AMENDED)) Management Contract shall, when executed by duly authorized officers of the Fund and the Adviser, take effect on [the later of November 1, 1994 or the first day of the month following approval] ((________, 1999)).

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

            (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports;
(iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

      The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

            (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

      The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

      2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

      3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Russell 2000 Index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

      (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

            (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

                  AVERAGE NET ASSETS      ANNUALIZED FEE RATE (FOR EACH LEVEL)

                    0 - $3 billion                   .5200%
                    3 - 6                            .4900[%]
                    6 - 9                            .4600[%]
                    9 - 12                           .4300[%]
                   12 - 15                           .4000[%]
                   15 - 18                           .3850[%]
                   18 - 21                           .3700[%]
                   21 - 24                           .3600[%]
                   24 - 30                           .3500[%]
                   30 - 36                           .3450[%]
                   36 - 42                           .3400[%]
                   42 - 48                           .3350[%]
                   48 - 66                           .3250[%]
                   66 - 84                           .3200[%]
                   84 - 102                          .3150[%]
                 102 - 138                           .3100[%]
                 138 - 174                           .3050[%]
                 174 - 210                           .3000[%]
                 210 - 246                           .2950[%]
                 246 - 282                           .2900[%]
                 282 - 318                           .2850[%]
                 318 - 354                           .2800[%]
                 354 - 390                           .2750[%]
                 [Over 390]                         [.2700%]
                 ((390 - 426))                       ((.2700))
                 ((426 - 462))                       ((.2650))
                 ((462 - 498))                       ((.2600))
                 ((498 - 534))                       ((.2550))
                 ((OVER 534))                        ((.2500))


            (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .35%.

      (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

      (c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest ((.01%)) [percentage point]) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

      The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

      The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

      (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

      (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

      4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expense of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

      5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((OR OTHER INVESTMENT INSTRUMENT)).

      6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995] ((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

      (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((SUBJECT TO THE PROVISIONS OF SECTION 15 OF THE 1940 ACT, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ANY RULES OR REGULATIONS ADOPTED BY, OR INTERPRETATIVE RELEASES OF, THE COMMISSION)).

      (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

      (7) The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

      (8) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

      The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

      IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.



                                                       SIGNATURE LINES OMITTED

                                                                       EXHIBIT 4
                      ((UNDERLINED)) LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED

                                     FORM OF

                               MANAGEMENT CONTRACT
                                     between
                          FIDELITY COMMONWEALTH TRUST:
                         FIDELITY INTERMEDIATE BOND FUND
                                       and
                     FIDELITY MANAGEMENT & RESEARCH COMPANY


      [MODIFICATION] ((AMENDMENT)) made this [1st day of December 1994] ((___ DAY OF ______1999)), by and between Fidelity Commonwealth Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Intermediate Bond Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((AS SET FORTH IN ITS ENTIRETY BELOW)).

      Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract [modified September 1, 1992] ((DATED DECEMBER 1, 1994)), to a modification of said Contract in the manner set forth below. The [Modified] ((AMENDED)) Management Contract shall, when executed by duly authorized officers of the Fund and the Adviser, take effect on [the later of November 1, 1994 or the first day of the month following approval] ((_________, 1999)).

      1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

            (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports;
(iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

      The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

            (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

      The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

      2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

      3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

      (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

           AVERAGE NET ASSETS             ANNUALIZED FEE RATE (FOR EACH LEVEL)
            0 - $ 3 billion                                .3700%
                 3 - 6                                    .3400
                 6 - 9                                    .3100
                 9 - 12                                   .2800
                12 - 15                                   .2500

                15 - 18                                   .2200
                18 - 21                                   .2000
                21 - 24                                   .1900
                24 - 30                                   .1800
                30 - 36                                   .1750
                36 - 42                                   .1700
                42 - 48                                   .1650
                48 - 66                                   .1600
                66 - 84                                   .1550
                84 - 120                                  .1500
               120 - 156                                  .1450
               156 - 192                                  .1400
               192 - 228                                  .1350
               228 - 264                                  .1300
               264 - 300                                  .1275
               300 - 336                                  .1250
               336 - 372                                  .1225
               [Over 372]                                [.1200]
             ((372 - 408))                              ((.1200))
             ((408 - 444))                              ((.1175))
             ((444 - 480))                              ((.1150))
             ((480 - 516))                              ((.1125))
              ((OVER 516))                              ((.1100))

      (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .30%.

      The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

      (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

      4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

      5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

      6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until June 30, [1995] ((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

      (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((SUBJECT TO THE PROVISIONS OF SECTION 15 OF THE 1940 ACT, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ANY RULES OR REGULATIONS ADOPTED BY, OR INTERPRETATIVE RELEASES OF, THE COMMISSION)).

      (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

      7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

      8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

      The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

      IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all of the date written above.

                                                        SIGNATURE LINES OMITTED

                                                                       EXHIBIT 5

((UNDERLINED)) language will be added; [bracketed] language will be deleted.

The proper name of each fund, Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, or Fidelity Intermediate Bond Fund, as the case may be, will be inserted in that fund's contract where indicated by "{NAME OF PORTFOLIO}."


                                     FORM OF

                             SUB-ADVISORY AGREEMENT
                                     Between
                     FIDELITY MANAGEMENT & RESEARCH COMPANY
                                       and
                   FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
                                       and
                    FIDELITY COMMONWEALTH TRUST ON BEHALF OF
                               {NAME OF PORTFOLIO}

     ((AMENDMENT)) [AGREEMENT] made this {FOR FIDELITY MID-CAP STOCK FUND:
[__day of June, 1999]} {FOR FIDELITY LARGE CAP STOCK FUND: [18th day of May 1995]} {FOR FIDELITY SMALL CAP SELECTOR: [17th day of June, 1993]} {FOR FIDELITY INTERMEDIATE BOND FUND: [1st day of December, 1994]} ((__ DAY OF ______, 1999)), by {FOR FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, AND FIDELITY INTERMEDIATE BOND FUND: and between} {FOR FIDELITY SMALL CAP SELECTOR: ((AND BETWEEN))} Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Commonwealth Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {NAME OF PORTFOLIO}(hereinafter called the "Portfolio").

     ((REQUIRED AUTHORIZATION AND APPROVAL BY SHAREHOLDERS AND TRUSTEES HAVING BEEN OBTAINED, THE TRUST, ON BEHALF OF THE PORTFOLIO, THE ADVISOR, AND THE SUB-ADVISOR HEREBY CONSENT, PURSUANT TO PARAGRAPH 9(B) OF THE EXISTING SUB-ADVISORY AGREEMENT DATED {FOR FIDELITY MID-CAP STOCK FUND: JUNE __, 1999} {FOR FIDELITY LARGE CAP STOCK FUND: MAY 18, 1995} {FOR FIDELITY SMALL CAP
SELECTOR: JUNE 17, 1993} {FOR FIDELITY INTERMEDIATE BOND FUND: DECEMBER 1, 1994}, TO A MODIFICATION OF SAID SUB-ADVISORY AGREEMENT IN THE MANNER SET FORTH BELOW. THE AMENDED SUB-ADVISORY AGREEMENT SHALL, WHEN EXECUTED BY DULY AUTHORIZED OFFICERS OF THE TRUST, THE ADVISOR, AND THE SUB-ADVISOR, TAKE EFFECT ON ________, 1999.))

     WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

     WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, {FOR FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, AND FIDELITY INTERMEDIATE BOND FUND: and securities of } {FOR FIDELITY SMALL CAP SELECTOR:
[including] ((AND))securities ((OF)) [issued in and]} issuers located in such countries, and providing investment advisory services in connection therewith;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

     1. DUTIES: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

     (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

     (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 ("1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

     (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

     2. INFORMATION TO BE PROVIDED TO THE TRUST AND THE ADVISOR: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

     3. BROKERAGE: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor {FOR FIDELITY SMALL CAP
SELECTOR: [, at its own expense,]} shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio {FOR FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, AND FIDELITY INTERMEDIATE BOND FUND: and/or to the} {FOR FIDELITY SMALL CAP SELECTOR: and((/OR)) to [any] ((the))} other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

     4. COMPENSATION: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

     (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

     (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

     (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

     5. EXPENSES: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;

(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

     6. INTERESTED PERSONS: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

     7. SERVICES TO OTHER COMPANIES OR ACCOUNTS: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

     8. STANDARD OF CARE: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     9. DURATION AND TERMINATION OF AGREEMENT; AMENDMENTS:

     (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until {FOR FIDELITY MID-CAP STOCK FUND: July 31, [____] ((2000))} {FOR FIDELITY LARGE CAP STOCK FUND: July 31, [1995] ((2000))} {FOR FIDELITY SMALL CAP SELECTOR: July 31, [1993] ((2000))} {FOR FIDELITY INTERMEDIATE BOND FUND: June 30, [1995] ((2000))} and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

     (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((SUBJECT TO THE PROVISIONS OF
         SECTION 15 OF THE 1940 ACT, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ANY RULES OR REGULATIONS ADOPTED BY, OR INTERPRETATIVE RELEASES OF, THE COMMISSION)).

     (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

     10. LIMITATION OF LIABILITY: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust {FOR FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, AND FIDELITY INTERMEDIATE BOND FUND: or other organizational document} {FOR FIDELITY SMALL CAP SELECTOR: ((OR OTHER ORGANIZATIONAL DOCUMENT))} of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

     11. GOVERNING LAW: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts {FOR FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, AND FIDELITY INTERMEDIATE BOND FUND: , without giving effect to the choice of laws provisions thereof} {FOR FIDELITY SMALL CAP SELECTOR: ((, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PROVISIONS THEREOF))}.

     The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

     IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.


                                                        SIGNATURE LINES OMITTED

                                                                       EXHIBIT 6

((UNDERLINED)) language will be added; [bracketed] language will be deleted.

The proper name of each fund, Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, or Fidelity Intermediate Bond Fund, as the case may be, will be inserted in that fund's contract where indicated by "{NAME OF PORTFOLIO}."


                                     FORM OF

                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     FIDELITY MANAGEMENT & RESEARCH COMPANY
                                       AND
                 FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
                                       AND
                    FIDELITY COMMONWEALTH TRUST ON BEHALF OF
                               {NAME OF PORTFOLIO}

      ((AMENDMENT)) [AGREEMENT] made this {FOR FIDELITY MID-CAP STOCK FUND:
[___day of June, 1999]} {FOR FIDELITY LARGE CAP STOCK FUND: [18th day of May 1995]} {FOR FIDELITY SMALL CAP SELECTOR: [17th day of June, 1993]} {FOR FIDELITY INTERMEDIATE BOND FUND: [1st day of December, 1994]} ((__ DAY OF _____, 1999)), by {FOR FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, AND FIDELITY INTERMEDIATE BOND FUND: and between} {FOR FIDELITY SMALL CAP SELECTOR: ((AND BETWEEN))} Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Commonwealth Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {NAME OF PORTFOLIO} (hereinafter called the "Portfolio").

      ((REQUIRED AUTHORIZATION AND APPROVAL BY SHAREHOLDERS AND TRUSTEES HAVING BEEN OBTAINED, THE TRUST, ON BEHALF OF THE PORTFOLIO, THE ADVISOR, AND THE SUB-ADVISOR HEREBY CONSENT, PURSUANT TO PARAGRAPH 9(B) OF THE EXISTING SUB-ADVISORY AGREEMENT DATED {FOR FIDELITY MID-CAP STOCK FUND: JUNE __, 1999} {FOR FIDELITY LARGE CAP STOCK FUND: MAY 18, 1995} {FOR FIDELITY SMALL CAP
SELECTOR: JUNE 17, 1993} {FOR FIDELITY INTERMEDIATE BOND FUND: DECEMBER 1, 1994}, TO A MODIFICATION OF SAID SUB-ADVISORY AGREEMENT IN THE MANNER SET FORTH BELOW. THE AMENDED SUB-ADVISORY AGREEMENT SHALL, WHEN EXECUTED BY DULY AUTHORIZED OFFICERS OF THE TRUST, THE ADVISOR, AND THE SUB-ADVISOR, TAKE EFFECT ON ________, 1999.))

      WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

      WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, {FOR FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, AND FIDELITY INTERMEDIATE BOND FUND: and securities of} {FOR FIDELITY SMALL CAP SELECTOR:
[including] ((AND)) securities ((OF)) [issued in and]} issuers located in such countries, and providing investment advisory services in connection therewith;

      NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

      1. DUTIES: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

      (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

      (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

      (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

      2. INFORMATION TO BE PROVIDED TO THE TRUST AND THE ADVISOR: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

      3. BROKERAGE: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor {FOR FIDELITY SMALL CAP
SELECTOR: [, at its own expense,]} shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio {FOR FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, AND FIDELITY INTERMEDIATE BOND FUND: and/or to the} {FOR FIDELITY SMALL CAP SELECTOR: and((/OR)) to [any] ((THE))} other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

      4. COMPENSATION: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

      (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

      (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
      (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

      (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

      5. EXPENSES: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;

(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

      6. INTERESTED PERSONS: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

      7. SERVICES TO OTHER COMPANIES OR ACCOUNTS: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

      8. STANDARD OF CARE: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      9. DURATION AND TERMINATION OF AGREEMENT; AMENDMENTS:

      (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until {FOR FIDELITY MID-CAP STOCK FUND: July 31, [____] ((2000))} {FOR FIDELITY LARGE CAP STOCK FUND: July 31, [1995] ((2000))} {FOR FIDELITY SMALL CAP SELECTOR: July 31, [1993] ((2000))} {FOR FIDELITY INTERMEDIATE BOND FUND: June 30, [1995] ((2000))} and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

      (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((SUBJECT TO THE PROVISIONS OF SECTION 15 OF THE 1940 ACT, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ANY RULES OR REGULATIONS ADOPTED BY, OR INTERPRETATIVE RELEASES OF, THE COMMISSION)).

      (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

      10. LIMITATION OF LIABILITY: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust {FOR FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, AND FIDELITY INTERMEDIATE BOND FUND: or other organizational document} {FOR FIDELITY SMALL CAP SELECTOR: ((OR OTHER ORGANIZATIONAL DOCUMENT))} of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

      11. GOVERNING LAW: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts {FOR FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, AND FIDELITY INTERMEDIATE BOND FUND: , without giving effect to the choice of laws provisions thereof} {FOR FIDELITY SMALL CAP SELECTOR: ((, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PROVISIONS THEREOF))}.

      The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

      IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.





                                                         SIGNATURE LINES OMITTED

                                                                       EXHIBIT 7



                                     FORM OF
                          DISTRIBUTION AND SERVICE PLAN
            FIDELITY COMMONWEALTH TRUST: FIDELITY SMALL CAP SELECTOR


      1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of Fidelity Small Cap Selector (the "Portfolio"), a series of shares of Fidelity Commonwealth Trust (the "Fund").

      2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is recognized that the Adviser may use its management fee revenues as well as past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Portfolio shares, including the activities referred to above.

      3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.

      4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

      5. This Plan shall become effective upon the approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), the plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.

      6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until April 30, 2000 and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, or to increase materially the amount spent by the Portfolio for distribution, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.

      7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.

      8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

      9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.

      10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.

      11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

                                                                       EXHIBIT 8


                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION
   THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the __ day of ____ 1999, by and between Fidelity Commonwealth Trust (Commonwealth Trust), on behalf of Fidelity Small Cap Selector (the Fund), a separate series of Commonwealth Trust, and Fidelity Capital Trust (Capital Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
   This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise (a) the transfer of all of the assets of the Fund to a series of Capital Trust (the Series) solely in exchange for shares of beneficial interest of the Series (the Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Series Shares by the Fund to its shareholders (Fund Shareholder(s)) in complete liquidation and termination of the Fund, in exchange for all of the Fund's outstanding shares (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
   In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE FUND
   Commonwealth Trust, on behalf of the Fund, represents and warrants as follows:
   (a) The Fund is a series of Commonwealth Trust, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
   (b) The Fund is a series of Commonwealth Trust, which is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, and such registration is in full force and effect;
   (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in a violation of any provision of the Restated Declaration of Trust or the Bylaws of Commonwealth Trust, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
   (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
   (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets that assert liability on the part of the Fund, except as previously disclosed in writing to Capital Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
   (f) The Fund has filed or will file all federal and state tax returns that, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

   (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information) and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
   (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
   (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
   (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
   (k) To the best knowledge of the Fund's management, there is no plan or intention by any of the Fund's shareholders to sell, exchange or otherwise dispose of any of the Series Shares to be received in the Reorganization;
   (l) The Fund shares are widely held and may be purchased and redeemed upon request;
   (m) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
   (n) Immediately following the consummation of the Reorganization, Capital Trust will hold, on behalf of the Series, the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute [Treasurer's please confirm: less than 1%] of the net assets of the Fund;
   (o) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire shares of beneficial interest in the Fund;
   (p) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
   (q) Fund Shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
   (r) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
   (s) The Fund is a regulated investment company as defined in Section 851 of the Code;
   (t) The Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
   (u) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as shall have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
   (v) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 1999 and those incurred in the ordinary course of the Fund's business as an investment company since same date as determined above; and
   (w) The Fund will be liquidated immediately after the Reorganization.

2. REPRESENTATIONS AND WARRANTIES OF CAPITAL TRUST
   Capital Trust represents and warrants as follows:
   (a) Capital Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
   (b) Capital Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of Capital Trust;
   (c) Capital Trust is not in, and the execution, delivery and performance of this Agreement will not result in a violation of any provision of the Amended and Restated Declaration of Trust or Capital Trust's Bylaws, or, to Capital Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which Capital Trust is a party or by which Capital Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Capital Trust is a party or is bound;
   (d) To Capital Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against Capital Trust or any of its properties or assets that assert liability on the part of Capital Trust, except as previously disclosed in writing to Capital Trust. Capital Trust knows of no facts that might form the basis for the institution of such proceedings;
   (e) Capital Trust intends for the Series to be a regulated investment company under Section 851 of the Code;
   (f) Prior to the Closing Date, there shall be no issued and outstanding Series Shares or any other securities issued by the Series (except for the one share that may be issued to FMR); Series Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
   (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Capital Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of Capital Trust enforceable against the Series in accordance with its terms;
   (h) As of the Closing Date, the Series Shares will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law, except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of Capital Trust;
   (i) The fair market value of the Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares surrendered in exchange therefor;
   (j) Capital Trust has no plan or intention on behalf of the Series to issue additional Series Shares following the Reorganization other than in the ordinary course of the business of the Series as a series of a registered open-end investment company;
   (k) Capital Trust has no plan or intention to redeem or otherwise reacquire any of the Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of a registered open-end investment company;
   (l) Following the Reorganization, Capital Trust, on behalf of the Series, will continue the Fund's historic business;

   (m) No consideration other than Series Shares will be issued in exchange for the Fund shares in the Reorganization.
   (n) At the time of the Reorganization, there will be no intercompany indebtedness existing between the Series and the Fund that was issued, acquired, or that will be settled at a discount.
   (o) At the time of the Reorganization, the Series will be a regulated investment company as defined in section 851 of the Code.
   (p) Capital Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
   (q) The information to be furnished by Capital Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
   (r) Capital Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
   (s) To Capital Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as shall have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
   (t) Capital Trust, on behalf of the Series, will use the Employer Identification Number that was used by the Fund.

3. REORGANIZATION
   (a) Subject to the requisite approval of the Fund Shareholders, if applicable, and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by Capital Trust solely for the purpose of acquiring all of the assets of the Fund (which Series has not issued any Series Shares (except for one share that may be issued to FMR) or commenced operations) as of the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of the closing, as described in paragraph 6, as of the Closing Date provided for in Section 6(a).
   (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section
4) with respect to the assets transferred hereunder without regard to the payment date thereof. The liabilities of the Fund to be assumed by the Series and allocated thereto, shall include (except as otherwise provided herein) all of the Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement.
   (c) Immediately upon delivery to the Fund of the Series Shares, the individual Trustees of Commonwealth Trust or any officer duly authorized by them, on the Commonwealth Trust's behalf as the then sole shareholder of the Series, shall (1) approve (i) a Management Contract between Capital Trust, on behalf of the Series, and FMR, substantively identical to the contract currently in effect with respect to the Fund immediately prior to the Closing Date (as defined below), except as to the parties to such contract, (ii) Sub-Advisory

Agreements between FMR and Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc., substantively identical to the agreements currently in effect with respect to the Fund immediately prior to the Closing Date, except as to the parties to such agreements, (iii) the independent accountants who currently serve in that capacity for the Fund, and (iv) the adoption of revised fundamental policies described in Proposal 10 of the Proxy Statement, and (2) approve a Distribution and Service Plan under Rule 12b-1 under the 1940 Act between Capital Trust, on behalf of the Series, and Fidelity Distributors Corporation (FDC), either (i) substantively identical to the plan currently in effect with respect to the Fund immediately prior to the Closing Date, except as to the parties to such plan, if the Fund's shareholders approve the Distribution and Service Plan described in Proposal 8 of the Proxy Statement (Proposed Plan), or (ii) substantively identical to the Proposed Plan, if the Fund's shareholders do not approve the Proposed Plan and, therefore, no plan is currently in effect with respect to the Fund immediately prior to the Closing Date.
   (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute to the Fund Shareholders the Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund, such Fund Shareholders being shareholders of record as determined as of the Valuation Time on the Closing Date in accordance with Commonwealth Trusts's Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Series Shares thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Series Shares due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Series Shares in connection with such distribution.
   (e) Immediately  after the  distribution of the Series Shares as set forth in
Section 3(d), the Fund shall be liquidated and terminated, and any such further actions shall be taken in connection therewith as required by applicable law.
   (f) Any transfer taxes payable upon issuance of Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Series Shares shall be paid by the person to whom such Series Shares are to be issued, as a condition of such transfer.
   (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.

4. VALUATION

   (a) The valuation time shall be the close of business of the New York Stock Exchange on the Closing Date (the Valuation Time).
   (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
   (c) The number, value, and denomination of full and fractional Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
   (d) All computations pursuant to this Section shall be made by Fidelity Service Company, Inc. (FSC), a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.

5. FEES; EXPENSES

   (a) Capital Trust and the Fund each represents that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
   (b) The Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by the Agreement.

6. CLOSING DATE

   (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of Commonwealth Trust and Capital Trust, 82 Devonshire Street, Boston, Massachusetts, on December __, 1999, or at such other place or date as the parties may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
   (b) In the event that, on the Closing Date (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
   (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified Brown Brothers Harriman & Co., as custodian for the Fund, of the Fund's reorganization to a series of Capital Trust.
   (d) FSC, as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Series Shares. Capital Trust shall issue and deliver a confirmation to the Fund evidencing the Series Shares to be credited as of the Closing Date or provide evidence satisfactory to the Fund that such Series Shares have been credited to the Fund's account on the books of Capital Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
   (a) If required to do so pursuant to the terms of Commonwealth Trust's Restated Declaration of Trust or otherwise by applicable law, the Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement. The Fund shall take all other action necessary to obtain approval of the transactions contemplated hereby.
   (b) The Fund agrees that as soon as reasonably practicable after distribution of the Series Shares, the Fund shall be liquidated and terminated as a series of Commonwealth Trust pursuant to its Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF CAPITAL TRUST
The obligations of Capital Trust hereunder shall be subject to the following conditions:
   (a) That the Fund furnishes to Capital Trust a statement, dated as of the Closing Date, signed by an officer of Commonwealth Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
   (b) That the Fund furnishes Capital Trust with copies of the resolutions, certified by an officer of Commonwealth Trust, evidencing the adoption of this Agreement and, if applicable, the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
   (c) That the Fund shall deliver to Capital Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
   (d) That the Fund's custodian shall deliver to Capital Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time (i) the assets held by the custodian will be transferred to the Series; (ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
   (e) That the Fund's transfer agent shall deliver to Capital Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
   (f) If applicable, that the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and that the Fund takes all other action necessary to obtain approval of the transactions contemplated hereby;
   (g) That the Fund delivers to Capital Trust a certificate of an officer of Commonwealth Trust, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since April 30, 1999, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
   (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by Capital Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of Capital Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF THE FUND
   The obligations of the Fund hereunder shall be subject to the following conditions:
   (a) That Capital Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of Capital Trust, dated as of the Closing Date, pursuant to which Capital Trust, on behalf of the Series, will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
   (b) That Capital Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Capital Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and Capital Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
   (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and Capital Trust, to the effect that the Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law [, except that under Massachusetts law, shareholders of a
Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of Capital Trust].

10. CONDITIONS TO OBLIGATIONS OF THE FUND AND CAPITAL TRUST

   The obligations of the Fund and Capital Trust hereunder shall be subject to the following conditions:

   (a) If applicable, that this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
   (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Capital Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Capital Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
   (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

   (d) That Capital Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing;
   (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement; and
   (f) That Capital Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Capital Trust and the Fund that for federal income tax purposes:
       (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
       (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Series Shares and the assumption of the Fund's liabilities followed by the distribution of the Series Shares to the shareholders of the Fund in liquidation of the Fund;
       (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the Series Shares and the assumption of the Fund's liabilities;
       (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
       (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
       (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Series Shares in the Reorganization;
       (vii) A Fund Shareholder's basis in the Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
       (viii) A Fund Shareholder's holding period for his or her Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization; and
       (ix) The Reorganization will not result in the termination of the Fund's taxable year, and the Fund's tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Series as if there had been no conversion.
   Notwithstanding anything herein to the contrary, neither the Fund nor Capital Trust may waive the conditions set forth in this subsection 10(f).

11.   COVENANTS OF THE FUND
   (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
   (b) The Fund covenants that the Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
   (c) The Fund covenants that it will assist Capital Trust in obtaining such information as Capital Trust reasonably requests concerning the beneficial ownership of Fund Shares.
   (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.

12.   TERMINATION; WAIVER
   (a) The parties hereto may terminate this Agreement by mutual consent. In addition, either party may, at its option, terminate this Agreement at or prior to the Closing Date because
       (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
       (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
   (b) In the event of any such termination, there shall be no liability for damages on the part of Capital Trust or the Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
   (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
   (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the appropriate officers of Commonwealth Trust, Capital Trust, the Fund, or the Series; provided, however, that following the Shareholders' Meeting, if any, called by the Fund pursuant to
Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
   (c) Either party may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of Fund Shareholders.
   The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. LIMITATION OF LIABILITY
   Copies of the Declarations of Trust of Capital Trust, as amended and restated, and of Commonwealth Trust, as restated, are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of Capital Trust and Commonwealth Trust as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of Commonwealth Trust's or Capital Trust's Trustees, officers, or shareholders individually, but are binding only upon the assets and property of such Fund or Series. The Fund and Capital Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.

15. ASSIGNMENT
   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
   This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                                                         SIGNATURE LINES OMITTED

                                                                       EXHIBIT 9

FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (a)

[TO BE UPDATED IN A SUBSEQUENT FILING]
                                                                  RATIO OF NET
                                                                 ADVISORY FEES
                                                                   TO AVERAGE
                                                  AVERAGE          NET ASSETS
         INVESTMENT               FISCAL        NET ASSETS            PAID
     OBJECTIVE AND FUND        YEAR END (a)    (MILLIONS)(b)       TO FMR (c)
     ------------------        ------------    -------------       ----------

GROWTH
Select Portfolios:
  Air Transportation (pound)      2/28/99       $   98.2             0.58%
  Automotive (pound)              2/28/99           60.6             0.59
  Biotechnology (pound)           2/28/99          574.0             0.59
  Brokerage and Investment
    Management (pound)            2/28/99          728.9             0.59
  Business Services and
    Outsourcing (pound)           2/28/99           55.4             0.59
  Chemicals (pound)               2/28/99           47.2             0.59
  Computers (pound)               2/28/99        1,008.6             0.60
  Construction and Housing        2/28/99           83.1             0.59
  (pound)
  Consumer Industries             2/28/99           77.9             0.59
  (pound)
  Cyclical Industries             2/28/99            3.9             0.59
  (pound)
  Defense and Aerospace           2/28/99           53.5             0.58
  (pound)
Select Portfolios
  (continued)
  Developing
    Communications (pound)        2/28/99          310.5             0.60
  Electronics (pound)             2/28/99        2,259.4             0.59
  Energy (pound)                  2/28/99          140.5             0.59
  Energy Service (pound)          2/28/99          653.1             0.59
  Environmental Services          2/28/99           20.8             0.59
  (pound)
  Financial Services (pound)      2/28/99          624.8             0.59
  Food and Agriculture            2/28/99          227.4             0.59
  (pound)
  Gold (pound)                    2/28/99          206.8             0.59
  Health Care (pound)             2/28/99        2,518.2             0.59
  Home Finance (pound)            2/28/99        1,350.2             0.58
  Industrial Equipment            2/28/99           42.5             0.59
  (pound)
  Industrial Materials            2/28/99           16.1             0.59
  (pound)
  Insurance (pound)               2/28/99          110.1             0.59
  Leisure (pound)                 2/28/99          292.2             0.59
  Medical Delivery (pound)        2/28/99          155.5             0.59
  Medical Equipment and

                                                                  RATIO OF NET
                                                                 ADVISORY FEES
                                                                   TO AVERAGE
                                                  AVERAGE          NET ASSETS
         INVESTMENT               FISCAL        NET ASSETS            PAID
     OBJECTIVE AND FUND        YEAR END (a)    (MILLIONS)(b)       TO FMR (c)
     ------------------        ------------    -------------       ----------

    Systems (pound) **            2/28/99       $   16.1             0.60%+
  Multimedia (pound)              2/28/99          130.4             0.59

                                                                  RATIO OF NET
                                                                  ADVISORY FEES
                                                                   TO AVERAGE
                                                  AVERAGE          NET ASSETS
         INVESTMENT               FISCAL        NET ASSETS            PAID
     OBJECTIVE AND FUND        YEAR END (a)    (MILLIONS)(b)       TO FMR (c)
     ------------------        ------------    -------------       ----------

Select Portfolios: - continued
  Natural Gas (pound)            2/28/99        $   51.5             0.59%
  Natural Resources (pound)      2/28/99             6.5             0.59
  Paper and Forest Products      2/28/99            15.0             0.59
  (pound)
  Precious Metals and
    Minerals  (pound)            2/28/99           150.1             0.59
  Regional Banks  (pound)        2/28/99         1,247.4             0.59
  Retailing  (pound)             2/28/99           282.2             0.59
  Software and Computer
    Services  (pound)            2/28/99           572.6             0.59
  Technology  (pound)            2/28/99           758.6             0.60
  Telecommunications             2/28/99           783.1             0.59
  (pound)
  Transportation  (pound)        2/28/98            24.4             0.58
  Utilities Growth  (pound)      2/28/98           408.1             0.59
Magellan  (pound)                3/31/98        61,521.2             0.43
Large Cap Stock  (pound)         4/30/98           133.9             0.45
Mid Cap Stock  (pound)           4/30/98         1,579.2             0.60
Small Cap Selector  (pound)      4/30/98           727.3             0.67
Small Cap Stock  (pound)**       4/30/98           383.2             0.69*(beta)
Contrafund II  (pound)           6/30/98           226.3             0.59
Fidelity Fifty  (pound)          6/30/98           180.5             0.43
Advisor Focus Funds:
  Consumer Industries:
  (pound)
    Class A                      7/31/98             1.3             0.59
    Class T                      7/31/98            10.7             0.59
    Class B                      7/31/98             2.2             0.59
    Class C                      7/31/98             0.5             0.59
    Institutional Class          7/31/98             2.7             0.59
  Cyclical Industries:
  (pound)
    Class A                      7/31/98             0.4             0.59
    Class T                      7/31/98             2.7             0.59
    Class B                      7/31/98             0.5             0.59
    Class C                      7/31/98             0.1             0.59
    Institutional Class          7/31/98             1.5             0.59

                                                                  RATIO OF NET
                                                                  ADVISORY FEES
                                                                   TO AVERAGE
                                                  AVERAGE          NET ASSETS
         INVESTMENT               FISCAL        NET ASSETS            PAID
     OBJECTIVE AND FUND        YEAR END (a)    (MILLIONS)(b)       TO FMR (c)
     ------------------        ------------    -------------       ----------

Advisor Focus Funds: -
  continued
  Financial Services:
  (pound)
    Class A                      7/31/98        $   12.6             0.59%
    Class T                      7/31/98            82.7             0.59
    Class B                      7/31/98            30.1             0.59
    Class C                      7/31/98             8.3             0.59
    Institutional Class          7/31/98             3.9             0.59
  Health Care: (pound)
    Class A                      7/31/98            10.5             0.59
    Class T                      7/31/98            79.2             0.59
    Class B                      7/31/98            22.1             0.59
    Class C                      7/31/98             6.5             0.59
    Institutional Class          7/31/98             7.1             0.59
  Natural Resources: (pound)
    Class A                      7/31/98             6.9             0.59
    Class T                      7/31/98           499.5             0.59
    Class B                      7/31/98            54.7             0.59
    Class C                      7/31/98             1.6             0.59
    Institutional Class          7/31/98             6.2             0.59
  Technology: (pound)
    Class A                      7/31/98            11.7             0.59
    Class T                      7/31/98            76.3             0.59
    Class B                      7/31/98            17.6             0.59
    Class C                      7/31/98             3.0             0.59
    Institutional Class          7/31/98             5.2             0.59
  Utilities Growth: (pound)
    Class A                      7/31/98             1.4             0.59
    Class T                      7/31/98            13.9             0.59
    Class B                      7/31/98             5.9             0.59
    Class C                      7/31/98             1.6             0.59
    Institutional Class          7/31/98             3.7             0.59
Blue Chip Growth (pound)         7/31/98        14,487.5             0.47
Dividend Growth (pound)          7/31/98         5,316.4             0.65
Low-Priced Stock (pound)         7/31/98        10,834.5             0.74
OTC Portfolio (pound)            7/31/98         4,213.9             0.50

                                                                  RATIO OF NET
                                                                  ADVISORY FEES
                                                                   TO AVERAGE
                                                  AVERAGE          NET ASSETS
         INVESTMENT               FISCAL        NET ASSETS            PAID
     OBJECTIVE AND FUND        YEAR END (a)    (MILLIONS)(b)       TO FMR (c)
     ------------------        ------------    -------------       ----------

Export and Multinational
  Fund (pound)                   8/31/98        $  468.9             0.59%
Destiny I (pound)                9/30/98         6,399.7             0.31
Destiny II (pound)               9/30/98         4,058.8             0.45
Advisor Diversified
  International (Rx) **
  Class A                        10/31/99            1.1             0.74 (beta)
  Class T                        10/31/99            1.5             0.74 (beta)
  Class B                        10/31/99            1.1             0.74 (beta)
  Class C                        10/31/99            1.1             0.74 (beta)
  Institutional Class            10/31/99            1.0             0.74 (beta)
Advisor Europe Capital
  Appreciation (Rx) **
  Class A                        10/31/99            0.5             0.74 (beta)
  Class T                        10/31/99            2.1             0.74 (beta)
  Class B                        10/31/99            0.7             0.74 (beta)
  Class C                        10/31/99            0.8             0.74 (beta)
  Institutional Class            10/31/99            0.4             0.74 (beta)
Advisor Global Equity (Rx) **
  Class A                        10/31/99            1.1             0.74 (beta)
  Class T                        10/31/99            1.2             0.74 (beta)
  Class B                        10/31/99            1.1             0.74 (beta)
  Class C                        10/31/99            1.1             0.74 (beta)
  Institutional Class            10/31/99            1.1             0.74 (beta)
Advisor International
  Capital Appreciation:
  (Rx) **
  Class A                        10/31/98            0.6             0.73 +
  Class T                        10/31/98            6.9             0.73 +
  Class B                        10/31/98            2.3             0.73 +
  Class C                        10/31/98            1.3             0.73 +
  Institutional Class            10/31/98            5.0             0.73 +
Advisor Japan (Rx) **
  Class A                        10/31/99            0.4             0.74 (beta)
  Class T                        10/31/99            0.4             0.74 (beta)
  Class B                        10/31/99            0.4             0.74 (beta)
  Class C                        10/31/99            0.4             0.74 (beta)
  Institutional Class            10/31/99            0.4             0.74 (beta)

                                                                  RATIO OF NET
                                                                  ADVISORY FEES
                                                                   TO AVERAGE
                                                  AVERAGE          NET ASSETS
         INVESTMENT               FISCAL        NET ASSETS            PAID
     OBJECTIVE AND FUND        YEAR END (a)    (MILLIONS)(b)       TO FMR (c)
     ------------------        ------------    -------------       ----------

Advisor Latin America (Rx)**
  Class A                        10/31/99       $    0.4             0.74%(beta)
  Class T                        10/31/99            0.4             0.74 (beta)
  Class B                        10/31/99            0.4             0.74 (beta)
  Class C                        10/31/99            0.4             0.74 (beta)
  Institutional Class            10/31/99            0.4             0.74 (beta)
Advisor Overseas: (SIGMA)
  Class A                        10/31/98            8.5             0.89
  Class T                        10/31/98        1,159.5             0.89
  Class B                        10/31/98           51.9             0.89
  Class C                        10/31/98            6.1             0.89
  Institutional Class            10/31/98           47.3             0.89
Canada  (SIGMA)                  10/31/98           71.9             0.30
Capital Appreciation             10/31/98        2,379.7             0.44
  (pound)
Disciplined Equity  (pound)      10/31/98        2,857.4             0.43
Diversified International        10/31/98        1,849.8             0.83
  (SIGMA)
Emerging Markets  (SIGMA)        10/31/98          390.9             0.74
Europe  (SIGMA)                  10/31/98        1,399.6             0.73
Europe Capital
  Appreciation  (SIGMA)          10/31/98          594.4             0.72
France  (SIGMA)                  10/31/98           12.5             0.73
Germany  (SIGMA)                 10/31/98           23.7             0.73
Hong Kong and China (Rx)         10/31/98          154.3             0.74
International Value (Rx)         10/31/98          454.5             0.82
Japan (Rx)                       10/31/98          238.4             1.01
Japan Small Companies (Rx)       10/31/98           95.1             0.74
Latin America  (SIGMA)           10/31/98          594.2             0.75
Nordic  (SIGMA)                  10/31/98          104.3             0.74
Overseas (SIGMA)                 10/31/98        3,862.7             0.90
Pacific Basin (Rx)               10/31/98          206.8             1.11
Southeast Asia (Rx)              10/31/98          235.6             1.16
Stock Selector  (pound)          10/31/98        1,885.4             0.43
TechnoQuant Growth               10/31/98           67.4             0.39
United Kingdom  (SIGMA)          10/31/98            7.5             0.74
Value (pound)                    10/31/98       7, 451.9             0.41
Worldwide (SIGMA)                10/31/98        1,169.1             0.74
Advisor Dividend Growth
  (pound)**

                                                                  RATIO OF NET
                                                                 ADVISORY FEES
                                                                   TO AVERAGE
                                                  AVERAGE          NET ASSETS
         INVESTMENT               FISCAL        NET ASSETS            PAID
     OBJECTIVE AND FUND        YEAR END (a)    (MILLIONS)(b)       TO FMR (c)
     ------------------        ------------    -------------       ----------

  Class A                        11/30/99       $    0.5             0.59%(beta)
  Class T                        11/30/99            5.1             0.59 (beta)
  Class B                        11/30/99            3.4             0.59 (beta)
  Class C                        11/30/99            1.2             0.59 (beta)
  Institutional Class            11/30/99            0.9             0.59 (beta)
Advisor Equity Growth:
  (pound)
  Class A                        11/30/98           56.8             0.59
  Class T                        11/30/98        4,568.3             0.59
  Class B                        11/30/98          166.9             0.59
  Class C                        11/30/98           26.0             0.59
  Institutional Class            11/30/98        1,004.7             0.59
Advisor Growth
  Opportunities: (pound)
  Class A                        11/30/98          255.0             0.46
  Class T                        11/30/98       22,748.7             0.46
  Class B                        11/30/98          925.6             0.46
  Class C                        11/30/98          146.1             0.46
  Institutional Class            11/30/98          493.0             0.46
Advisor Large Cap: (pound)
  Class A                        11/30/98            3.1             0.59
  Class T                        11/30/98           59.5             0.59
  Class B                        11/30/98           27.5             0.59
  Class C                        11/30/98            1.5             0.59
  Institutional Class            11/30/98            7.7             0.59
Advisor Mid Cap: (pound)
  Class A                        11/30/98            8.2             0.59
  Class T                        11/30/98          357.3             0.59
  Class B                        11/30/98           73.2             0.59
  Class C                        11/30/98            6.5             0.59
  Institutional Class            11/30/98           35.4             0.59
Advisor Retirement Growth
  (pound)**
  Class A                        11/30/99            0.2             0.59 (beta)
  Class T                        11/30/99            0.5             0.59 (beta)
  Class B                        11/30/99            0.2             0.59 (beta)
  Class C                        11/30/99            0.2             0.59 (beta)
  Institutional Class            11/30/99            0.2             0.59 (beta)
Advisor Small Cap: (pound)**

                                                                 RATIO OF NET
                                                                 ADVISORY FEES
                                                                   TO AVERAGE
                                                  AVERAGE          NET ASSETS
         INVESTMENT               FISCAL        NET ASSETS            PAID
     OBJECTIVE AND FUND        YEAR END (a)    (MILLIONS)(b)       TO FMR (c)
     ------------------        ------------    -------------       ----------

  Class A                        11/30/98       $    4.2             0.74%(beta)
  Class T                        11/30/98           30.2             0.74 (beta)
  Class B                        11/30/98            9.5             0.74 (beta)
  Class C                        11/30/98            9.4             0.74 (beta)
  Institutional Class            11/30/98            8.2             0.74 (beta)
Advisor Strategic
  Opportunities: (pound)
  Class A                        11/30/98            3.5             0.38
  Class T                        11/30/98          491.8             0.38
  Class B                        11/30/98          109.5             0.38
  Initial Class                  11/30/98           20.2             0.38
  Institutional Class            11/30/98            4.7             0.38
Advisor TechnoQuant
  Growth: (pound)
  Class A                        11/30/98            3.8             0.59
  Class T                        11/30/98           18.3             0.59
  Class B                        11/30/98           11.6             0.59
  Class C                        11/30/98            0.3             0.59
  Institutional Class            11/30/98            1.3             0.59
Emerging Growth (pound)          11/30/98        2,172.0             0.79
Growth Company (pound)           11/30/98       10,377.6             0.42
New Millennium (pound)           11/30/98        1,525.9             0.62
Retirement Growth (pound)        11/30/98        4,376.5             0.40
Contrafund (pound)               12/31/98       33,442.4             0.45
Trend (pound)                    12/31/98        1,354.1             0.39
Variable Insurance Products:
  Growth
    Initial Class                12/31/98        9,027.5             0.59
    Service Class                12/31/98           50.6             0.59
  Overseas (SIGMA)
    Initial Class                12/31/98        2,073.3             0.74
    Service Class                12/31/98           15.9             0.74
Variable Insurance Products
  II:
  Asset Manager: Growth
  (pound)
    Initial Class                12/31/98          495.2            0.59
    Service Class                12/31/98            1.1            0.59
  Contrafund  (pound)
    Initial Class                12/31/98        4,974.2            0.59

                                                                 RATIO OF NET
                                                                 ADVISORY FEES
                                                                   TO AVERAGE
                                                  AVERAGE          NET ASSETS
         INVESTMENT               FISCAL        NET ASSETS            PAID
     OBJECTIVE AND FUND        YEAR END (a)    (MILLIONS)(b)       TO FMR (c)
     ------------------        ------------    -------------       ----------

    Service Class                12/31/98       $   61.3             0.59%
Variable Insurance Products
  III:
  Growth Opportunities
  (pound)
    Initial Class                12/31/98        1,296.4             0.59
    Service Class                12/31/98           66.4             0.59
  Mid Cap  (pound) **
    Initial Class                12/31/98            0.5             0.59 (beta)
    Service Class                12/31/98            0.5             0.59 (beta)


(a) All fund data are as of the fiscal year end noted in the chart or as of January 31, 1999, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). The ratio for certain multi-class funds is presented gross of expense reductions for presentation purposes.
+        Annualized
**       Less than a complete fiscal year
(beta)   Based on estimated expenses for the first year
(Rx) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
         L), with respect to the fund.
(SIGMA) FMR has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L, with respect to the fund.
(pound) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.

                                                                      EXHIBIT 10

FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A) [TO BE UPDATED IN A SUBSEQUENT FILING]

                                                                  RATIO OF NET
                                                                 ADVISORY FEES
                                                                   TO AVERAGE
                                                     AVERAGE       NET ASSETS
   INVESTMENT                        FISCAL        NET ASSETS         PAID
OBJECTIVE AND FUND                YEAR END (a)    (MILLIONS)(b)    TO FMR (c)
------------------                ------------    -------------  -------------

TAXABLE BOND
Advisor Intermediate Bond:
  (L)(pound)(diamond)
  Class A                           11/30/97           $2.1           0.44%
  Class B                           11/30/97           19.6           0.44
  Class T                           11/30/97          262.1           0.44
  Class C (square)                  11/30/97            0.0           0.44
  Institutional Class               11/30/97          192.5           0.44
Institutional
  Short-Intermediate                11/30/97          342.8           0.45
  Government
Real Estate High Income             11/30/97           46.1           0.74
Advisor Emerging Markets
  Income:  (SIGMA)(pound)
  Class A                           12/31/97            1.3           0.69
  Class B                           12/31/97           22.3           0.69
  Class T                           12/31/97           92.2           0.69
  Class C (square)                  12/31/97            0.0           0.69
  Institutional Class               12/31/97            3.6           0.69
Advisor Strategic Income:
  (L)(pound)(diamond)
  Class A                           12/31/97            1.7           0.59
  Class B                           12/31/97           45.5           0.59
  Class T                           12/31/97          110.6           0.59
  Class C                           12/31/97            0.3           0.59
  Institutional Class               12/31/97            6.2           0.59
Global Bond (SIGMA)                 12/31/97           92.5           0.69
New Markets Income (Rx)             12/31/97          386.4           0.69
Real Estate High Income II          12/31/97           73.9           0.74
Variable Insurance Products:
  High Income (L)
   Initial Class                    12/31/97        1,936.9           0.59
   Service Class (square)           12/31/97            0.0           0.59

                                                                  RATIO OF NET
                                                                 ADVISORY FEES
                                                                   TO AVERAGE
                                                     AVERAGE       NET ASSETS
   INVESTMENT                        FISCAL        NET ASSETS         PAID
OBJECTIVE AND FUND                YEAR END (a)    (MILLIONS)(b)    TO FMR (c)
------------------                ------------    -------------  -------------

Variable Insurance Products II:
  Investment Grade Bond             12/31/97      $   262.9           0.44%
U.S. Bond Index                     2/28/98           632.8           0.32*
Capital & Income (L)                4/30/98         2,144.9           0.59
Fidelity High Income (L)            4/30/98         2,412.2           0.80
Intermediate Bond (L)               4/30/98         3,139.1           0.44
Investment Grade Bond (L)           4/30/98         1,617.5           0.44
Short-Term Bond (L)                 4/30/98           883.0           0.44
Spartan Government Income           4/30/98           275.9           0.60*
Spartan Short-Intermediate
  Government                        4/30/98            72.8           0.65

The North Carolina Capital
  Management Trust:
  Term Portfolio                    6/30/98            71.0           0.35
Ginnie Mae (L)                      7/31/98           863.5           0.42*
Government Income                   7/31/98         1,191.0           0.44
Intermediate Government Income
  (L)                               7/31/98           735.8           0.38
Target Timeline Funds: (L)
  1999                              7/31/98            13.1           0.00*
  2001                              7/31/98            11.7           0.00*
  2003                              7/31/98            16.4           0.00*
Spartan Ginnie Mae                  8/31/98           614.3           0.38*
Short-Intermediate Government       9/30/98           126.3           0.44
Spartan Investment Grade Bond       9/30/98           820.2           0.38*
  (L)
Spartan Short-Term Bond (L)         9/30/98           316.3           0.38*
Advisor Mortgage Securities:
  (L)(pound)(diamond)
  Class A                           10/31/98            0.8           0.44
  Class B                           10/31/98            4.0           0.44
  Class T                           10/31/98           14.6           0.44
  Institutional Class               10/31/98           21.3           0.44
  Initial Class                     10/31/98          471.0           0.44
Advisor Government Investment:
  (L)(diamond)
  Class A                           10/31/98            3.1           0.43
  Class B                           10/31/98           29.1           0.43

                                                                  RATIO OF NET
                                                                 ADVISORY FEES
                                                                   TO AVERAGE
                                                     AVERAGE       NET ASSETS
   INVESTMENT                        FISCAL        NET ASSETS         PAID
OBJECTIVE AND FUND                YEAR END (a)    (MILLIONS)(b)    TO FMR (c)
------------------                ------------    -------------  -------------

  Class T                           10/31/98       $  161.2           0.43%
  Class C                           10/31/98            3.7           0.43
  Institutional Class               10/31/98           24.7           0.43
Advisor High Yield: (L)
  Class A                           10/31/98           87.2           0.58
  Class B                           10/31/98          823.9           0.58
  Class T                           10/31/98        2,481.8           0.58
  Class C                           10/31/98           71.0           0.58
  Institutional Class               10/31/98          117.4           0.58
Advisor Short Fixed-Income:
  (L)(diamond)
  Class A                           10/31/98            6.5           0.44
  Class T                           10/31/98          336.8           0.44
  Class C                           10/31/98            2.0           0.44
  Institutional Class               10/31/98            6.5           0.44

(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 1998.

(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by (pound).

(square)   Average net assets for the period shown were less than $100,000.

(Rx) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
           East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.) L), with respect to the fund.

(SIGMA) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L, with respect to the fund.

(L) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.

(diamond)  Fidelity   Management   &  Research   Company  has  entered   into  a
           sub-advisory agreement with Fidelity Investments Money Management, Inc., with respect to the fund.

              Vote this proxy card TODAY! Your prompt response will
               save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY COMMONWEALTH TRUST: FIDELITY SMALL CAP STOCK FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY COMMONWEALTH TRUST: FIDELITY SMALL CAP STOCK FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date
                                        ----------------------------------, 1999

                                    ---------------------------------------

                                    ---------------------------------------

                                      Signature(s) (Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE

                                                      cusip #315912501/fund #340

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


1.    To elect the twelve nominees specified below     [  ] FOR   [  ] WITHHOLD        1.
      as Trustees: Ralph F. Cox, Phyllis Burke         all        authority to
      Davis, Robert M. Gates, Edward C. Johnson 3d,    nominees   vote for all
      E. Bradley Jones, Donald J. Kirk, Peter S.       listed     nominees.
      Lynch, William O. McCoy, Gerald C. McDonough,    (except
      Marvin L. Mann, Robert C. Pozen, and Thomas      as marked
      R. Williams                                      to the
                                                       contrary
      (INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO VOTE   below).
      FOR  ANY  INDIVIDUAL  NOMINEE(S),   WRITE  THE
      NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

----------------------------------------------------------------------------------------------

2.    To  ratify  the  selection  of  Deloitte  &      FOR [ ] AGAINST [ ] ABSTAIN [ ] 2.
      Touche LLP as independent accountants
      of the fund.
3.    To  authorize  the Trustees to adopt an          FOR [ ] AGAINST [ ] ABSTAIN [ ] 3.
      amended and restated Declaration of Trust.

COMM-pxc-0799                                         cusip #315912501/fund #340

                Vote this proxy card TODAY! Your prompt response
             will save your fund the expense of additional mailings.

          Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY COMMONWEALTH TRUST: FIDELITY SMALL CAP STOCK FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY COMMONWEALTH TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                      Date
                                          --------------------------------, 1999

                                    --------------------------------------------

                                    --------------------------------------------

                                      Signature(s) (Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                        PROMPTLY IN ENCLOSED ENVELOPE

                                                    (340, 337, 338, 336, 032 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------



1.    To elect the twelve nominees specified below     [  ] FOR   [  ] WITHHOLD        1.
      as Trustees: Ralph F. Cox, Phyllis Burke         all        authority to
      Davis, Robert M. Gates, Edward C. Johnson 3d,    nominees   vote for all
      E. Bradley Jones, Donald J. Kirk, Peter S.       listed     nominees.
      Lynch, William O. McCoy, Gerald C. McDonough,    (except
      Marvin L. Mann, Robert C. Pozen, and Thomas      as marked
      R. Williams                                      to the
                                                       contrary
      (INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO VOTE   below).
      FOR  ANY  INDIVIDUAL  NOMINEE(S),   WRITE  THE
      NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

----------------------------------------------------------------------------------------------

2.    To  ratify  the  selection  of  Deloitte  &      FOR [ ] AGAINST [ ] ABSTAIN [ ] 2.
      Touche LLP as independent accountants
      of the fund.
3.    To  authorize  the Trustees to adopt an          FOR [ ] AGAINST [ ] ABSTAIN [ ] 3.
      amended and restated Declaration of Trust.

COMM-pxc-0799                                           cusip #315912501 #340 HH

              Vote this proxy card TODAY! Your prompt response will
               save your fund the expense of additional mailings.

                  Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY COMMONWEALTH TRUST: FIDELITY MID-CAP STOCK FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY COMMONWEALTH TRUST: FIDELITY MID-CAP STOCK FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                           NOTE:  Please  sign  exactly  as your
                                           name  appears  on  this  Proxy.  When
                                           signing in a fiduciary capacity, such
                                           as executor, administrator,  trustee,
                                           attorney,  guardian,  etc., please so
                                           indicate.  Corporate and  partnership
                                           proxies   should   be  signed  by  an
                                           authorized   person   indicating  the
                                           person's title.

                                           Date
                                               ---------------------------, 1999

                                           -------------------------------------

                                           -------------------------------------

                                          Signature(s) (Title(s), if applicable)
                                               PLEASE SIGN, DATE, AND RETURN
                                               PROMPTLY IN ENCLOSED ENVELOPE


                                                      cusip #316128404/fund #337

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION  IS MADE,  THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter,  said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.    To elect the twelve nominees           [  ] FOR all      [  ]                1.
      specified below as Trustees: Ralph F.  nominees listed   WITHHOLD
      Cox, Phyllis Burke Davis, Robert M.    (except as        authority
      Gates, Edward C. Johnson 3d, E.        marked to the     to vote for
      Bradley Jones, Donald J. Kirk, Peter   contrary below).  all
      S. Lynch, William O. McCoy, Gerald C.                    nominees.
      McDonough, Marvin L. Mann, Robert C.
      Pozen, and Thomas R. Williams
      (INSTRUCTION:  TO WITHHOLD AUTHORITY
      TO VOTE FOR ANY INDIVIDUAL
      NOMINEE(S), WRITE THE NAME(S) OF THE
      NOMINEE(S) ON THE LINE BELOW.)

----------------------------------------------------------------------------------------------

2.    To ratify the selection of             FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]  2.
      PricewaterhouseCoopers LLP as
      independent accountants of the fund.
3.    To  authorize  the Trustees to adopt   FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]  3.
      an amended and restated Declaration
      of Trust.
6.    To approve an amended sub-advisory     FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]  6.
      agreement with Fidelity Management &
      Research (U.K.) Inc. for the fund.
7.    To approve an amended sub-advisory     FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]  7.
      agreement with Fidelity Management &
      Research (Far East) Inc. for the
      fund.



COMM-pxc-0799                                         cusip #316128404/fund #337

              Vote this proxy card TODAY! Your prompt response will
               save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY COMMONWEALTH TRUST: FIDELITY MID-CAP STOCK FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY COMMONWEALTH TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                           NOTE:  Please  sign  exactly  as your
                                           name  appears  on  this  Proxy.  When
                                           signing in a fiduciary capacity, such
                                           as executor, administrator,  trustee,
                                           attorney,  guardian,  etc., please so
                                           indicate.  Corporate and  partnership
                                           proxies   should   be  signed  by  an
                                           authorized   person   indicating  the
                                           person's title.

                                           Date
                                               ---------------------------, 1999

                                           -------------------------------------

                                           -------------------------------------

                                          Signature(s) (Title(s), if applicable)
                                              PLEASE SIGN, DATE, AND RETURN
                                              PROMPTLY IN ENCLOSED ENVELOPE

                                                    (340, 337, 338, 336, 032 HH)

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.    To elect the twelve nominees           [  ] FOR all      [  ]                1.
      specified below as Trustees: Ralph F.  nominees listed   WITHHOLD
      Cox, Phyllis Burke Davis, Robert M.    (except as        authority
      Gates, Edward C. Johnson 3d, E.        marked to the     to vote for
      Bradley Jones, Donald J. Kirk, Peter   contrary below).  all
      S. Lynch, William O. McCoy, Gerald C.                    nominees.
      McDonough, Marvin L. Mann, Robert C.
      Pozen, and Thomas R. Williams
      (INSTRUCTION:  TO WITHHOLD AUTHORITY
      TO VOTE FOR ANY INDIVIDUAL
      NOMINEE(S), WRITE THE NAME(S) OF THE
      NOMINEE(S) ON THE LINE BELOW.)

----------------------------------------------------------------------------------------------

2.    To   ratify   the   selection   of     FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]  2.
      PricewaterhouseCoopers LLP as
      independent accountants of the fund.
3.    To  authorize  the Trustees to adopt   FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]  3.
      an amended and restated Declaration
      of Trust.
6.    To  approve an amended sub-advisory    FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]  6.
      agreement with Fidelity Management &
      Research (U.K.) Inc. for the fund.
7.    To  approve  an  amended  sub-         FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]  7.
      advisory agreement with Fidelity
      Management & Research (Far East)
      Inc. for the fund.



COMM-pxc-0799                                           cusip #316128404 #337 HH

              Vote this proxy card TODAY! Your prompt response will
               save your fund the expense of additional mailings.

          Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY COMMONWEALTH TRUST: FIDELITY LARGE CAP STOCK FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY COMMONWEALTH TRUST: FIDELITY LARGE CAP STOCK FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date
                                        ----------------------------------, 1999

                                    --------------------------------------------

                                    --------------------------------------------

                                       Signature(s) (Title(s), if applicable)
                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                                      cusip #315912402/fund #338

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.    To elect the twelve nominees           [  ] FOR all      [  ]            1.
      specified below as Trustees: Ralph F.  nominees listed   WITHHOLD
      Cox, Phyllis Burke Davis, Robert M.    (except as        authority
      Gates, Edward C. Johnson 3d, E.        marked to the     to vote for
      Bradley Jones, Donald J. Kirk, Peter   contrary below).  all
      S. Lynch, William O. McCoy, Gerald C.                    nominees.
      McDonough, Marvin L. Mann, Robert C.
      Pozen, and Thomas R. Williams
      (INSTRUCTION:  TO WITHHOLD AUTHORITY
      TO VOTE FOR ANY INDIVIDUAL
      NOMINEE(S), WRITE THE NAME(S) OF THE
      NOMINEE(S) ON THE LINE BELOW.)

----------------------------------------------------------------------------------------------

2.    To ratify the selection of Deloitte    FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 2.
      & Touche LLP as independent
      accountants of the fund.
3.    To  authorize  the Trustees to         FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 3.
      adopt an amended and restated
      Declaration of Trust.
4.    To approve an amended management       FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 4.
      contract for the fund.
6.    To  approve an amended sub-advisory    FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 6.
      agreement with Fidelity Management &
      Research (U.K.) Inc. for the fund.
7.    To approve an amended sub-advisory     FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 7.
      agreement with Fidelity Management
      & Research  (Far East) Inc. for the
      fund.
11.   To amend the fund's fundamental        FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 11.
      investment limitation concerning
      diversification to exclude
      securities of other investment
      companies from the limitation.

COMM-pxc-0799                                         cusip #315912402/fund #338

              Vote this proxy card TODAY! Your prompt response will
               save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY COMMONWEALTH TRUST: FIDELITY LARGE CAP STOCK FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY COMMONWEALTH TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date
                                        ----------------------------------, 1999

                                    --------------------------------------------

                                    --------------------------------------------

                                       Signature(s) (Title(s), if applicable)
                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                                    (340, 337, 338, 336, 032 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.    To elect the twelve nominees           [  ] FOR all      [  ]             1.
      specified below as Trustees: Ralph F.  nominees listed   WITHHOLD
      Cox, Phyllis Burke Davis, Robert M.    (except as        authority
      Gates, Edward C. Johnson 3d, E.        marked to the     to vote for
      Bradley Jones, Donald J. Kirk, Peter   contrary below).  all
      S. Lynch, William O. McCoy, Gerald C.                    nominees.
      McDonough, Marvin L. Mann, Robert C.
      Pozen, and Thomas R. Williams
      (INSTRUCTION:  TO WITHHOLD AUTHORITY
      TO VOTE FOR ANY INDIVIDUAL
      NOMINEE(S), WRITE THE NAME(S) OF THE
      NOMINEE(S) ON THE LINE BELOW.)

----------------------------------------------------------------------------------------------
2.    To ratify the selection of Deloitte    FOR [ ]  AGAINST  [ ] ABSTAIN  [ ] 2.
      & Touche LLP as independent
      accountants of the fund.
3.    To authorize the Trustees to adopt     FOR [ ]  AGAINST  [ ] ABSTAIN  [ ] 3.
      an amended and restated Declaration
      of Trust.
4.    To approve an amended management       FOR [ ]  AGAINST  [ ] ABSTAIN  [ ] 4.
      contract for the fund.
6.    To  approve an amended sub-advisory    FOR [ ]  AGAINST  [ ] ABSTAIN  [ ] 6.
      agreement with Fidelity Management &
      Research (U.K.) Inc. for the fund.
7.    To approve an amended sub-advisory     FOR [ ]  AGAINST  [ ] ABSTAIN  [ ] 7.
      agreement with Fidelity Management
      & Research (Far East) Inc. for the
      fund.
11.   To amend the fund's fundamental        FOR [ ]  AGAINST  [ ] ABSTAIN  [ ] 11.
      investment limitation concerning
      diversification to exclude
      securities of other investment
      companies from the limitation.




COMM-pxc-0799                                           cusip #315912402 #338 HH

              Vote this proxy card TODAY! Your prompt response will
               save your fund the expense of additional mailings.

          Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY COMMONWEALTH TRUST: FIDELITY SMALL CAP SELECTOR
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY COMMONWEALTH TRUST: FIDELITY SMALL CAP SELECTOR which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                      Date
                                          --------------------------------, 1999

                                    --------------------------------------------

                                    --------------------------------------------

                                      Signature(s) (Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE



                                                      cusip #315912303/fund #336

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.    To elect the twelve nominees specified below     [  ] FOR   [  ] WITHHOLD          1.
      as Trustees: Ralph F. Cox, Phyllis Burke         all        authority to
      Davis, Robert M. Gates, Edward C. Johnson 3d,    nominees   vote for all
      E. Bradley Jones, Donald J. Kirk, Peter S.       listed     nominees.
      Lynch, William O. McCoy, Gerald C. McDonough,    (except
      Marvin L. Mann, Robert C. Pozen, and Thomas      as marked
      R. Williams                                      to the
                                                       contrary
      (INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO VOTE   below).
      FOR  ANY  INDIVIDUAL  NOMINEE(S),   WRITE  THE
      NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

----------------------------------------------------------------------------------------------

2.    To  ratify  the  selection  of  Deloitte  &      FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 2.
      Touche LLP as independent accountants
      of the fund.
3.    To  authorize  the Trustees to adopt an          FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 3.
      amended and restated Declaration of Trust.
4.    To  approve  an  amended  management             FOR [ ]  AGAINST  [ ] ABSTAIN [ ] 4.
      contract for the fund.
6.    To  approve  an  amended  sub-advisory           FOR [  ] AGAINST [  ] ABSTAIN [ ] 6.
      agreement  with Fidelity  Management &
      Research (U.K.) Inc. for the fund.
7.    To  approve  an  amended  sub-advisory           FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 7.
      agreement  with  Fidelity  Management
      & Research  (Far East) Inc. for the
      fund.
8.    To approve a  distribution  and service          FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 8.
      plan pursuant to Rule 12b-1 for the fund.
9.    To  approve  an  agreement  and plan             FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 9.
      providing for the reorganization of the
      fund from a separate series of one
      Massachusetts business trust to another.
11.   To amend  the  fund's  fundamental               FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 11.
      investment limitation concerning
      diversification to exclude securities of
      other investment companies from the limitation.


COMM-pxc-0799                                         cusip #315912303/fund #336

              Vote this proxy card TODAY! Your prompt response will
               save your fund the expense of additional mailings.

          Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY COMMONWEALTH TRUST: FIDELITY SMALL CAP SELECTOR
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY COMMONWEALTH TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date
                                        ----------------------------------, 1999

                                    --------------------------------------------

                                    --------------------------------------------

                                    Signature(s) (Title(s), if applicable)
                                        PLEASE SIGN, DATE, AND RETURN
                                        PROMPTLY IN ENCLOSED ENVELOPE

                                                    (340, 337, 338, 336, 032 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.    To elect the twelve nominees specified below     [  ] FOR   [  ] WITHHOLD          1.
      as Trustees: Ralph F. Cox, Phyllis Burke         all        authority to
      Davis, Robert M. Gates, Edward C. Johnson 3d,    nominees   vote for all
      E. Bradley Jones, Donald J. Kirk, Peter S.       listed     nominees.
      Lynch, William O. McCoy, Gerald C. McDonough,    (except
      Marvin L. Mann, Robert C. Pozen, and Thomas      as marked
      R. Williams                                      to the
                                                       contrary
      (INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO VOTE   below).
      FOR  ANY  INDIVIDUAL  NOMINEE(S),   WRITE  THE
      NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

----------------------------------------------------------------------------------------------

2.    To  ratify  the  selection  of  Deloitte  &      FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 2.
      Touche LLP as independent accountants
      of the fund.
3.    To  authorize  the Trustees to adopt an          FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 3.
      amended and restated Declaration of Trust.
4.    To  approve  an  amended  management             FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 4.
      contract for the fund.
6.    To approve an amended sub-advisory               FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 6.
      agreement with Fidelity Management &
      Research (U.K.) Inc. for the fund.
7.    To  approve  an  amended  sub-advisory           FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 7.
      agreement  with  Fidelity  Management
      & Research  (Far East) Inc. for the
      fund.
8.    To approve a  distribution  and service          FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 8.
      plan pursuant to Rule 12b-1 for the fund.
9.    To  approve  an  agreement  and plan             FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 9.
      providing for the reorganization of the
      fund from a separate series of one
      Massachusetts business trust to another.
11.   To amend  the  fund's  fundamental               FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 11.
      investment limitation concerning
      diversification to exclude securities of
      other investment companies from the limitation.



COMM-pxc-0799                                         cusip #315912303   #336 HH

           Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.

--------------------------------------------------------
FIDELITY COMMONWEALTH TRUST: FIDELITY INTERMEDIATE BOND FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY COMMONWEALTH TRUST: FIDELITY INTERMEDIATE BOND FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date_____________________________, 1999

                                    ____________________________________

                                    ____________________________________

                                    Signature(s) (Title(s), if applicable)
                                        PLEASE SIGN, DATE, AND RETURN
                                        PROMPTLY IN ENCLOSED ENVELOPE

                                                cusip #315912105/fund #032

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------

1.   To elect the twelve nominees specified     [ ] FOR all      [ ] WITHHOLD 1.
     below as Trustees: Ralph F. Cox, Phyllis   nominees listed  authority to
     Burke Davis, Robert M. Gates, Edward C.    (except as       vote for all
     Johnson 3d, E. Bradley Jones, Donald J.    marked to the    nominees.
     Kirk, Peter S. Lynch, William O. McCoy,    contrary
     Gerald C. McDonough, Marvin L. Mann,       below).
     Robert C. Pozen, and Thomas R. Williams

     (INSTRUCTION:  TO WITHHOLD  AUTHORITY TO
     VOTE  FOR  ANY   INDIVIDUAL  NOMINEE(S),
     WRITE THE  NAME(S) OF THE  NOMINEE(S) ON
     THE LINE BELOW.)

--------------------------------------------------------------------------------

2.   To ratify the selection of Deloitte &   FOR []  AGAINST [] ABSTAIN []  2.
     Touche LLP as independent accountants
     of the fund.
3.   To authorize the Trustees to adopt an   FOR []  AGAINST [] ABSTAIN []  3.
     amended and restated Declaration of
     Trust.
5.   To approve an amended management        FOR []  AGAINST [] ABSTAIN []  5.
     contract for the fund.
6.   To approve an amended sub-advisory      FOR []  AGAINST [] ABSTAIN []  6.
     agreement with Fidelity Management &
     Research (U.K.) Inc. for the fund.
7.   To approve an amended sub-advisory      FOR []  AGAINST [] ABSTAIN []  7.
     agreement with Fidelity Management &
     Research (Far East) Inc. for the fund.
10.  To eliminate a fundamental investment   FOR []  AGAINST [] ABSTAIN []  10.
     policy of the fund.
11.  To amend the fund's fundamental         FOR []  AGAINST [] ABSTAIN []  11.
     investment limitation concerning
     diversification to exclude securities
     of other investment companies from the
     limitation.
12.  To amend the fund's fundamental         FOR []  AGAINST [] ABSTAIN []  12.
     investment limitation concerning the
     underwriting of securities.


COMM-pxc-0799                                      cusip #315912105/fund #032

           Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.

--------------------------------------------------------
FIDELITY COMMONWEALTH TRUST: FIDELITY INTERMEDIATE BOND FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY COMMONWEALTH TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date_____________________________, 1999

                                    ____________________________________

                                    ____________________________________

                                    Signature(s) (Title(s), if applicable)
                                        PLEASE SIGN, DATE, AND RETURN
                                        PROMPTLY IN ENCLOSED ENVELOPE

                                               (340, 337, 338, 336, 032 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
------------------------------------------------------

1.   To elect the twelve nominees specified     [ ] FOR all      [ ] WITHHOLD 1.
     below as Trustees: Ralph F. Cox, Phyllis   nominees listed  authority to
     Burke Davis, Robert M. Gates, Edward C.    (except as       vote for all
     Johnson 3d, E. Bradley Jones, Donald J.    marked to the    nominees.
     Kirk, Peter S. Lynch, William O. McCoy,    contrary
     Gerald C. McDonough, Marvin L. Mann,       below).
     Robert C. Pozen, and Thomas R. Williams

     (INSTRUCTION:  TO WITHHOLD  AUTHORITY TO
     VOTE  FOR  ANY   INDIVIDUAL  NOMINEE(S),
     WRITE THE  NAME(S) OF THE  NOMINEE(S) ON
     THE LINE BELOW.)

--------------------------------------------------------------------------------

2.   To ratify the selection of Deloitte &   FOR []  AGAINST [] ABSTAIN []  2.
     Touche LLP as independent accountants
     of the fund.
3.   To authorize the Trustees to adopt an   FOR []  AGAINST [] ABSTAIN []  3.
     amended and restated Declaration of
     Trust.
5.   To approve an amended management        FOR []  AGAINST [] ABSTAIN []  5.
     contract for the fund.
6.   To approve an amended sub-advisory      FOR []  AGAINST [] ABSTAIN []  6.
     agreement with Fidelity Management &
     Research (U.K.) Inc. for the fund.
7.   To approve an amended sub-advisory      FOR []  AGAINST [] ABSTAIN []  7.
     agreement with Fidelity Management &
     Research (Far East) Inc. for the fund.
10.  To eliminate a fundamental investment   FOR []  AGAINST [] ABSTAIN []  10.
     policy of the fund.
11.  To amend the fund's fundamental         FOR []  AGAINST [] ABSTAIN []  11.
     investment limitation concerning
     diversification to exclude securities
     of other investment companies from the
     limitation.
12.  To amend the fund's fundamental         FOR []  AGAINST [] ABSTAIN []  12.
     investment limitation concerning the
     underwriting of securities.


COMM-pxc-0799                                      cusip  #315912105 #032 HH